                                                 SECURITIES ACT FILE NO. 2-86837
                                        INVESTMENT COMPANY FILE ACT NO. 811-3859

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

                           Pre-Effective Amendment No.              [ ]
                           Post-Effective Amendment No. 34          [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                           Amendment No.  27                        [ ]
                        (Check appropriate box or boxes)

                            VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                      AIG SunAmerica Life Assurance Company
 (doing business as Anchor National Life Insurance Company) ("Anchor National")
                               (Name of Depositor)

                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022

              (Address of Depositor's Principal Offices) (Zip Code)

               (Depositor's Telephone Number, including area code)
                                 (310) 772-6000

                            Christine A. Nixon, Esq.
                                 Anchor National
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                    (Name and Address for Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2002 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

                           VARIABLE SEPARATE ACCOUNT

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS


ITEM NUMBER IN
FORM N-4                                           CAPTION
--------------                                     -------
1.    Cover Page                                   Cover Page

2.    Definitions                                  Definitions

3.    Synopsis                                     Highlights; Fee Tables; Examples

4.    Condensed Financial Information              Condensed Financial Information;
                                                   Financial Statements

5.    General Description of Registrant,           Description of Anchor National,
      Depositor and Portfolio Companies            the Separate Account and the
                                                   General Account; Variable Account
                                                   Options; Fixed Account Option

6.    Deductions and Expenses                      Contract Charges

7.    General Description of Variable              Description of the Contracts
      Annuity Contracts

8.    Annuity Period                               Income Phase

9.    Death Benefit                                Description of the Contract

10.   Purchases and Contract Value                 Purchases, Withdrawals and
                                                   Contract Value; Distribution of
                                                   Contracts

11.   Redemptions                                  Purchases, Withdrawals and
                                                   Contract Value; Contract Charges

12.   Taxes                                        Taxes

13.   Legal Proceedings                            Legal Proceedings

14.   Table of Contents of Statement of            Statement of Additional Information
      Additional Information


                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-reference suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM
NUMBER IN
FORM N-4                                CAPTION
---------                               -------

15.   Cover Page                        Cover Page

16.   Table of Contents                 Table of Contents

17.   General Information and History   Not Applicable

18.   Services                          Not Applicable

19.   Purchase of Securities Being      Variable Account Accumulation
      Offered                           Provisions; Description of the Contracts
                                        (P); Variable Account Options (P)

20.   Underwriters                      Distribution of Contracts (P)

21.   Calculation of Performance Data   Performance Data

22.   Annuity Payments                  Income Phase (P); Income Options (P);
                                        Accumulation Units (P)

23.   Financial Statements              Financial Statements


                                   PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                              AMERICAN PATHWAY II

                                   PROSPECTUS


                                  MAY 1, 2002


       AN INDIVIDUAL DEFERRED VARIABLE BENEFIT AND FIXED BENEFIT ANNUITY
              FLEXIBLE PURCHASE PAYMENT-NONPARTICIPATING CONTRACT

                                   ISSUED BY

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                           VARIABLE SEPARATE ACCOUNT


     The annuity has 8 investment choices - 1 fixed account option and 7 variable accounts listed below. The one year fixed account option is funded through the general account of Anchor National Life Insurance Company ("Anchor National"). Each of the 7 variable accounts ("Variable Accounts") invest solely in the shares of the corresponding series of the Anchor Pathway Fund (the "Fund").


        - Growth                                      - High-Yield Bond
        - International                               - U.S. Government/AAA-Rated Securities
        - Growth-Income                               - Cash Management
        - Asset Allocation

     Anchor National discontinued new sales of the contract as of the close of business on August 31, 1993. Anchor National will continue to accept subsequent payments on existing contracts and to issue the contract to new participants in existing qualified retirement plans using the contract as a funding vehicle.

     Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the American Pathway II contract.


     To learn more about the annuity offered by this prospectus, obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2002. The SAI is on file with Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears on page 26 of this prospectus. For a free copy of the SAI, call us at (800) 445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.


     In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

     THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF ANCHOR PATHWAY FUND. YOU SHOULD READ EACH PROSPECTUS CAREFULLY AND RETAIN BOTH FOR FUTURE REFERENCE.

     ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. ANNUITIES ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS CRIMINAL.

                               TABLE OF CONTENTS


                                                              PAGE
ITEM                                                          ----
DEFINITIONS.................................................     3
HIGHLIGHTS..................................................     4
FEE TABLES..................................................     6
EXAMPLES....................................................     7
PERFORMANCE DATA............................................     8
DESCRIPTION OF ANCHOR NATIONAL, THE SEPARATE ACCOUNT AND THE
  GENERAL ACCOUNT...........................................     8
     Anchor National Life Insurance Company.................     8
     Separate Account.......................................     9
     General Account........................................     9
VARIABLE ACCOUNT OPTIONS....................................     9
     Voting Rights..........................................    10
     Substitution of Securities.............................    10
FIXED ACCOUNT OPTION........................................    10
     Allocations............................................    10
CONTRACT CHARGES............................................    11
     Insurance Charges......................................    11
     Withdrawal Charges.....................................    11
     Investment Charges.....................................    12
     Contract Maintenance Fee...............................    12
     Transfer Fee...........................................    12
     Premium Tax............................................    12
     Income Taxes...........................................    12
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    12
     Free Withdrawal Amount.................................    12
DESCRIPTION OF THE CONTRACTS................................    13
     Summary................................................    13
     Ownership..............................................    13
     Annuitant..............................................    13
     Modification of the Contract...........................    13
     Assignment.............................................    13
     Death Benefit..........................................    13
     Enhanced Death Benefit.................................    14
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    15
     Purchase Payments......................................    15
     Automatic Dollar Cost Averaging Program................    15
     Allocation of Purchase Payments........................    16
     Accumulation Units.....................................    16
     Free Look..............................................    17
     Exchange Offers........................................    17
     Transfers During the Accumulation Phase................    17
     Market Timing..........................................    18
     Distribution of Contracts..............................    18
     Withdrawals............................................    19
     Systematic Withdrawal Program..........................    19
     Minimum Contract Value.................................    19
INCOME PHASE................................................    19
     Annuity Date...........................................    19
     Income Options.........................................    20
     Fixed and/or Variable Income Options...................    20
     Fixed Income Only Options..............................    21
     Other Income Options...................................    21
     Transfers During the Income Phase......................    21
     Deferment of Payments..................................    21
ADMINISTRATION..............................................    22
TAXES.......................................................    22
     Annuity Contracts in General...........................    22

                                                              PAGE
ITEM                                                          ----
     Tax Treatment of Distributions -- Non-Qualified
      Contracts.............................................    22
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    23
     Minimum Distributions..................................    23
     Tax Treatment of Death Benefits........................    24
     Contracts Owned by a Trust or Corporation..............    24
     Gifts, Pledges and/or Assignments of a Non-Qualified
      Contract..............................................    24
     Diversification........................................    24
CUSTODIAN...................................................    25
LEGAL PROCEEDINGS...........................................    25
REGISTRATION STATEMENTS.....................................    25
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT...........    26
FINANCIAL STATEMENTS........................................    26
APPENDIX A -- CONDENSED FINANCIAL
              INFORMATION -- ACCUMULATION UNIT VALUE........   A-1
APPENDIX B -- PREMIUM TAXES.................................   B-1
APPENDIX C -- ENHANCED DEATH BENEFIT EXPLANATION............   C-1


--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

FUND -- Anchor Pathway Fund, an open-end management investment company.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

VARIABLE ACCOUNT(S) -- The variable investment options available under the contract. Each Variable Account has its own investment objective and is invested in the underlying investments of the Fund.

--------------------------------------------------------------------------------


                                   HIGHLIGHTS

--------------------------------------------------------------------------------


     Anchor National Life Insurance Company is in the process of changing its name to AIG SunAmerica Life Assurance Company. We anticipate this process will take some time to implement in all jurisdictions where we do business. We expect the name change to be completed during 2003. To begin this process we officially changed the name in our state of domicile, Arizona. However, we continue to do business, today, under the name Anchor National and will refer to the Company by that name throughout this prospectus. You will be notified when the name is changed to AIG SunAmerica Life Assurance Company and we are no longer doing business as Anchor National. Please keep in mind, this is a name change only and will not affect the substance of your contract.



     The AMERICAN PATHWAY II VARIABLE ANNUITY is a contract between you and Anchor National. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.



     FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASES, WITHDRAWALS AND CONTRACT VALUE
section in the prospectus.



     EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.30% annually of the average daily value of your contract allocated to the Variable Accounts. There are investment charges on amounts invested in the Variable Accounts. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for five complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLES and EXPENSES in the prospectus.



     ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.



     DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.



     INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from six different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.



     INQUIRIES: If you have questions about your contract call your financial representative or contact us at Anchor National Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

     ANCHOR NATIONAL OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.



  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING
                                     THESE


    AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT):

CONTRIBUTION YEAR
       One..................................................     5%
       Two..................................................     5%
       Three................................................     5%
       Four.................................................     5%
       Five.................................................     5%
       Six..................................................     0%
ANNUAL CONTRACT MAINTENANCE FEE.............................    $30
TRANSFER FEE................................................    $25*
(no transfer fee applies to the first 15 transfers in a
  contract year)

---------------
* $10 in Texas and Pennsylvania.
--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.......................................  0.80%
EXPENSE RISK CHARGE.........................................  0.35%
DISTRIBUTION EXPENSE CHARGE.................................  0.15%
                                                              ----
       TOTAL EXPENSE CHARGES (EXCLUDING OPTIONAL ENHANCED
        DEATH BENEFIT CHARGE)...............................  1.30%
                                                              ====
OPTIONAL ENHANCED DEATH BENEFIT CHARGE......................  0.10%
       TOTAL EXPENSE CHARGES (INCLUDING OPTIONAL ENHANCED
        DEATH BENEFIT CHARGE)...............................  1.40%
                                                              ====

---------------

                ANNUAL OPERATING EXPENSES OF ANCHOR PATHWAY FUND
                 (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE

                  FUND'S FISCAL YEAR ENDED FEBRUARY 28, 2002)



                                                                                                      U.S.
                                                             GROWTH-     ASSET                     GOVERNMENT/      CASH
                                    GROWTH   INTERNATIONAL   INCOME    ALLOCATION    HIGH-YIELD     AAA RATED    MANAGEMENT
                                    SERIES      SERIES       SERIES      SERIES     BOND SERIES      SERIES        SERIES
                                    ------   -------------   -------   ----------   ------------   -----------   ----------
Investment Advisory Fee...........  0.30%        0.61%        0.30%      0.32%         0.33%          0.33%        0.33%
Business Management Fee...........  0.20%        0.24%        0.20%      0.21%         0.22%          0.22%        0.22%
Other Expenses:
  Custodian and trustee fees......  0.04%        0.21%        0.04%      0.07%         0.12%          0.12%        0.13%
  Auditing and legal fees.........  0.00%        0.02%        0.00%      0.03%         0.05%          0.05%        0.05%
  Other expenses..................  0.02%        0.01%        0.02%      0.01%         0.03%          0.02%        0.04%
TOTAL FUND OPERATING EXPENSES.....  0.56%        1.09%        0.56%      0.64%         0.75%          0.74%        0.77%


------------


 THE ABOVE EXPENSES WERE PROVIDED BY THE FUND. ANCHOR NATIONAL HAS NOT VERIFIED
                        THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------

EXAMPLES, if you have not elected the enhanced death benefit, you would pay the following expenses on a $1,000 investment in each Variable Account, assuming 5% annual return on assets and:

     (a) you surrender the contract at the end of the stated time period.


     (b) you do not surrender the contract*.



                  SERIES                      1 YEAR             3 YEARS             5 YEARS             10 YEARS
                  ------                      ------             -------             -------             --------
Growth....................................    (a) $70            (a) $111            (a) $154            (a) $226
                                              (b) $20            (b) $ 61            (b) $104            (b) $226
International.............................    (a) $75            (a) $127            (a) $181            (a) $280
                                              (b) $25            (b) $ 77            (b) $131            (b) $280
Growth-Income.............................    (a) $70            (a) $111            (a) $154            (a) $226
                                              (b) $20            (b) $ 61            (b) $104            (b) $226
Asset Allocation..........................    (a) $70            (a) $113            (a) $159            (a) $234
                                              (b) $20            (b) $ 63            (b) $109            (b) $234
High-Yield Bond...........................    (a) $72            (a) $117            (a) $164            (a) $246
                                              (b) $22            (b) $ 67            (b) $114            (b) $246
U.S. Government/AAA-Rated.................    (a) $71            (a) $116            (a) $164            (a) $245
                                              (b) $21            (b) $ 66            (b) $114            (b) $245
Cash Management...........................    (a) $72            (a) $117            (a) $165            (a) $248
                                              (b) $22            (b) $ 67            (b) $115            (b) $248


EXAMPLES, if you have elected the enhanced death benefit, you would pay the following expenses on a $1,000 investment in each Variable Account, assuming 5% annual return on assets and:

     (a)you elect the optional Estate Plus benefit and surrender the contract at the end of the stated time period.


     (b)you elect the optional Estate Plus benefit and do not surrender the contract*.



                  SERIES                      1 YEAR             3 YEARS             5 YEARS             10 YEARS
                  ------                      ------             -------             -------             --------
Growth....................................    (a) $71            (a) $114            (a) $160            (a) $236
                                              (b) $21            (b) $ 64            (b) $110            (b) $236
International.............................    (a) $76            (a) $130            (a) $186            (a) $290
                                              (b) $26            (b) $ 80            (b) $136            (b) $290
Growth-Income.............................    (a) $71            (a) $114            (a) $160            (a) $236
                                              (b) $21            (b) $ 64            (b) $110            (b) $236
Asset Allocation..........................    (a) $71            (a) $116            (a) $164            (a) $245
                                              (b) $21            (b) $ 66            (b) $114            (b) $245
High-Yield Bond...........................    (a) $73            (a) $120            (a) $169            (a) $256
                                              (b) $23            (b) $ 70            (b) $119            (b) $256
U.S. Government/AAA-Rated.................    (a) $72            (a) $119            (a) $169            (a) $255
                                              (b) $22            (b) $ 69            (b) $119            (b) $255
Cash Management...........................    (a) $73            (a) $120            (a) $170            (a) $258
                                              (b) $23            (b) $ 70            (b) $120            (b) $258


---------------

* Anchor National does not impose any fees or charges when beginning the Income Phase of your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES


1. The purpose of the fee tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The table reflects expenses of the separate account (as defined herein) as well as the Fund. The examples do not illustrate the tax consequences of surrendering the contract.


2. The examples assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the examples.

3. For purposes of the amounts reported in the examples, the contract maintenance fee is calculated by dividing the total amount of contract maintenance fees anticipated to be collected during the year by the total net assets of the separate account's series and the related fixed account assets.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------


     We advertise the Cash Management Account's "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Account refers to the net income generated for a contract funded by an investment in the Cash Management Account over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Account is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.


     In addition, the separate account may advertise "total return" data for its other Variable Accounts. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Account made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Account. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The separate account may also advertise an annualized 30-day (or one month) yield figure for Variable Accounts other than the Cash Management Account. These yield figures are based upon the actual performance of the Variable Account over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring contract charges (but will not reflect any withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     More detailed information on the computation of advertised performance data for the separate account is contained in the SAI.

--------------------------------------------------------------------------------

              DESCRIPTION OF ANCHOR NATIONAL, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

ANCHOR NATIONAL LIFE INSURANCE COMPANY

     Anchor National is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067-6022. We conduct life insurance and annuity business in the District of Columbia and all states except New York. We are an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


     Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corp., and the SunAmerica Financial Network, Inc. (comprising six wholly owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, premium finance, broker-dealer services and trust administration services.


     Anchor National may advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch, IBCA Duff & Phelps ("Fitch"). A.M. Best's and Moody's ratings reflect their current opinion of Anchor National's financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. These ratings do not relate to the performance of the Variable Accounts.


SEPARATE ACCOUNT


     Anchor National originally established Variable Separate Account (the "separate account") under California law on June 25, 1981. We redomesticated under Arizona law on January 1, 1996 and the separate account was assumed by Anchor National. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended ("Investment Company Act"). Anchor National owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income, gains, and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of Anchor National. Assets in the separate account are not guaranteed by Anchor National.


GENERAL ACCOUNT

     Money allocated to the fixed account option goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------

                            VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


     The contract currently offers seven Variable Accounts. These Variable Accounts invest in a specified series of the Fund. These Variable Accounts operate similarly to a mutual fund but are only available through the purchase of this annuity contract. The underlying series of the Fund are:


        - GROWTH SERIES                                 - HIGH-YIELD BOND SERIES
        - INTERNATIONAL SERIES                          - U.S. GOVERNMENT/AAA-RATED
        - GROWTH-INCOME SERIES                            SECURITIES SERIES
        - ASSET ALLOCATION SERIES                       - CASH MANAGEMENT SERIES

     The Fund is an open-end diversified management investment company registered under the Investment Company Act. Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, one of the nation's largest and oldest investment management organizations, serves as the investment adviser to the Fund. The administration and business affairs of the Fund are managed by SunAmerica Asset Management Corp., 733 Third Avenue, New York, New York 10017, an indirectly wholly owned subsidiary of AIG.



     The Fund offers its shares solely to the separate account. Fund shares are used solely as the underlying investment medium for the contracts offered in this prospectus. In the future, however, Fund shares may be used as the underlying investment medium for other annuity contracts or variable life contracts offered by Anchor National. The offering of Fund shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable life separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Anchor National nor the Fund currently foresees such disadvantages either to variable life or variable annuity owners, the Board of Trustees of the Fund would monitor events in order to identify any material conflicts to determine what action, if any, would need to be taken in response thereto.


     YOU SHOULD READ THE PROSPECTUS FOR THE FUND CAREFULLY. THE PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING MORE DETAILED INFORMATION ABOUT EACH SERIES' INVESTMENT OBJECTIVE AND RISK FACTORS.

VOTING RIGHTS

     Anchor National is the legal owner of the Fund's shares. However, when a Variable Account solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION OF SECURITIES


     We may amend your contract due to changes to the Variable Accounts offered under your contract. For example, we may offer new Variable Accounts, delete Variable Accounts, or stop accepting allocations and/or investments in a particular Variable Account. We may move assets and re-direct future premium allocations from one Variable Account to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Account is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Account offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Account choices.


--------------------------------------------------------------------------------

                              FIXED ACCOUNT OPTION
--------------------------------------------------------------------------------

ALLOCATIONS

     The contract also offers a fixed account option for a 1-year period. We call this time period the guarantee period. The fixed account option pays interest at a rate set and guaranteed by Anchor National. The interest rate may differ from time to time and is set at our sole discretion. We will never credit less than a 4% annual effective rate to the fixed account option. The interest rate offered for new Purchase Payments may differ from interest rates offered for subsequent Purchase Payments and money already in the fixed account option. Once established, the rate for the specified payments do not change during the guarantee period.

     When the guarantee period ends, you may leave your money in the fixed account. You may also reallocate your money to the Variable Accounts. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. If we do not hear from you, we will keep your money in the fixed account where it will earn the renewal interest rate applicable at that time.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES


     The amount of this charge is 1.30% annually, of the value of your contract invested in the Variable Accounts. If you elect the enhanced death benefit, we also deduct an enhanced death benefit charge which equals 10% annually, of the value of your contract invested in the Variable Accounts. We deduct the charge daily. This charge compensates Anchor National for the mortality and expense risk and the costs of contract distribution assumed by Anchor National.



     Generally, the mortality risks assumed by Anchor National arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by Anchor National is that the costs of administering the contracts and the separate account will exceed the amount received from the administrative fees and charges assessed under the contract.



     If these charges do not cover all expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The insurance charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.


WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, ON THE NEXT PAGE.) If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for five complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage applies to each Purchase Payment, as follows:


---------------------------------------------------------------------------------
        YEAR              1         2         3         4         5         6
---------------------------------------------------------------------------------
  WITHDRAWAL CHARGE      5%        5%        5%        5%        5%        0%
---------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.


     We do not assess a withdrawal charge for money withdrawn to pay a death benefit or to begin the Income Phase of your contract. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, PAGE 22.

INVESTMENT CHARGES


     Charges are deducted from the Underlying Funds for the advisory and other expenses of the underlying Variable Accounts. THE FEE TABLES LOCATED AT PAGE 6 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectus for the Fund.


CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee from your account value on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE


     The contract currently provides for 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year ($10 in Pennsylvania and Texas). SEE INCOME PHASE, TRANSFERS DURING THE ACCUMULATION PHASE, PAGE 17.


PREMIUM TAX

     Certain states charge us a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX B provides more information about premium taxes.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     Your contract provides for a free withdrawal amount. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.

     The contract provides for a free withdrawal amount on your first withdrawal of each contract year. The free withdrawal amount is equal to 10% of total Purchase Payments, still subject to the withdrawal charge, which have been in your contract one year or longer.

     We will waive the withdrawal charge upon payment of a death benefit and when you switch to the Income Phase of your contract.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     You, as the contract owner, are entitled to the rights and privileges of the contract. If you die during the Accumulation Phase, your Beneficiary will become the owner of the contract unless you elect otherwise. Joint owners have equal ownership interests in the contract unless we advise otherwise in writing. Only spouses may be joint owners.

ANNUITANT

     The Annuitant is the person on whose life we base income payments. You may not change the Annuitant at any time. Joint Annuitants are not allowed.

MODIFICATION OF THE CONTRACT


     Only Anchor National's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.


ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT


     If the Annuitant on your contract dies prior to the Annuity Date, your Beneficiary will receive a death benefit. The standard death benefit is an automatic feature of your contract. We also offer an optional enhanced guaranteed minimum death benefit which you may elect as an alternative to the standard death benefit. The optional enhanced death benefit is described in the next section.

     The standard death benefit on your contract is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions); or

     3. after your fifth contract year, your contract value on the last contract anniversary preceding your death plus any Purchase Payments and less any withdrawals or partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.


     We do not pay the death benefit if the Annuitant dies after you switch to the Income Phase. However, if the Annuitant dies during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, PAGE 20.)


     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of the Annuitant's death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If you are the Annuitant and your spouse is the Beneficiary, the Beneficiary/spouse can elect to continue the contract at the then current value upon your death. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

ENHANCED DEATH BENEFIT


     If you elect the optional enhanced death benefit on or after May 1, 2002, and the Annuitant on your contract dies prior to the Annuity Date we will pay to your Beneficiary the greater of:



     1.the value of your contract at the time we receive satisfactory proof of death; or



     2.the maximum contract anniversary value between the date the enhanced death benefit goes into effect and the Annuitant's 75th birthday.



     A contract anniversary value is equal to the contract value on a contract anniversary plus any Purchase Payments and reduced for any withdrawals and/or partial annuitizations in the same proportion by which the contract value was reduced on the date of the withdrawal and/or annuitization, since that anniversary.



     If you elected the optional enhanced death benefit prior to May 1, 2002, please see Appendix C for an explanation of the death benefit payable.


     You may elect the enhanced death benefit by completing the appropriate form. The optional enhanced death benefit form is available from our Annuity Service Center. If you elected the enhanced death benefit prior to May 31, 1998, it will take effect on the day we receive your election. If you elect the enhanced death benefit on or after May 31, 1998, it will take effect on your contract anniversary following the election, or on your contract anniversary if we receive your election on your contract anniversary. We will transfer the Accumulation Units in each Variable Account to corresponding Accumulation Units of that Variable Account with the enhanced death benefit and begin deducting the charge described below on your contract anniversary following election of the enhanced death benefit.

     You may cancel the enhanced death benefit at any time by sending us a written request. If you cancel, the enhanced death benefit will terminate on your next contract anniversary and the standard death benefit will be reinstated. If you cancel the enhanced death benefit on your contract anniversary, the cancellation will take effect on that date. We will cease deducting the charge for the enhanced death benefit upon cancellation and transfer the Accumulation Units in each Variable Account to corresponding Accumulation Units of that Variable Account without the enhanced death benefit. You cannot reinstate the enhanced death benefit after you cancel it.


     We assess a daily charge for the enhanced death benefit so long as the enhanced death benefit is elected and remains in effect. If you elected the enhanced death benefit prior to May 31, 1998, we will waive the daily charge until your contract anniversary following election. The charge is equal to 0.10% of the average daily value of your contract allocated to the Variable Accounts. (SEE FEE TABLES, ANNUAL SEPARATE ACCOUNT EXPENSES ON PAGE 6 AND EXAMPLES ON PAGE 7.)


--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.


     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, PAGE 22.


--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                $2,000                  $250
--------------------------------------------------------------------
    Non-Qualified              $5,000                  $500
--------------------------------------------------------------------


     Prior Anchor National approval is required to accept Purchase Payments greater than $1,500,000. Anchor National reserves the right to refuse Purchase Payments including one which would cause Total Purchase Payments in all contracts issued by Anchor National to the same owner to exceed $1,500,000 at the time of the Purchase Payment. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $25.00.


     We may refuse any Purchase Payment. In general, Anchor National will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 80.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Accounts. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from the Cash Management Account or the fixed account (source accounts) to any other Variable Account. Transfers may be monthly, quarterly, semiannually or annually. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. You may not participate in the DCA program and the systematic withdrawal program at the same time.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:


     Assume that you want to gradually move $750 each quarter from the Cash Management Account to the Growth-Income Account over six quarters. You set up DCA and purchase Accumulation Units at the following hypothetical values:


-----------------------------------------------------------
                       ACCUMULATION            UNITS
      QUARTER           UNIT VALUE           PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                 75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     In this example, you paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ALLOCATION OF PURCHASE PAYMENTS


     We invest your Purchase Payments in the fixed and Variable Accounts according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE ACCOUNT OPTIONS, PAGE 9 AND FIXED ACCOUNT OPTION, PAGE 10.


     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS


     When you allocate a Purchase Payment to the Variable Accounts, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Account as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit will go up and down based on the performance of the Variable Accounts.

     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Account;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Account.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Asset Allocation Account. The value of an Accumulation Unit for the Asset Allocation Account is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the Asset Allocation Account.

     Performance of the Variable Accounts and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it (or longer if required by state law). Anchor National calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.


EXCHANGE OFFERS



     From time to time, we may offer to allow you to exchange an older variable annuity issued by Anchor National or one of its affiliates, for a newer product with more current features and benefits, also issued by Anchor National or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.


TRANSFERS DURING THE ACCUMULATION PHASE

     During the Accumulation Phase you may transfer funds between the Variable Accounts and/or the fixed account options. You must transfer at least $500. If less than $500 will remain in any Variable Account after a transfer, that amount must be transferred as well. You may not transfer more than 25% of the fixed account value to the Variable Accounts per contract year. Additionally, transfers from the fixed account may not be made during the 90 days preceding your Annuity Date.


     You may request transfers of your account value between the Variable Accounts and/or the fixed account option in writing or by telephone subject to our rules. We currently allow 15 free transfers per contract per year. A charge of $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year applies after the first 15 transfers. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year.


     We accept transfer requests by telephone unless you specify not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.

     Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, Anchor National would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow any procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.


     We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Funds.



MARKET TIMING



     This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the variable investment options invests. These market timing strategies are disruptive to the underlying portfolios in which the variable investment options invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the variable investment options reflect a market timing strategy, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the mechanisms you can use to request transfers among the variable investment options or imposing penalty fees on such trading activity and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.



     For information regarding transfers during the Income Phase, SEE INCOME PHASE, TRANSFERS DURING THE INCOME PHASE, PAGE 21.


     We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DISTRIBUTION OF CONTRACTS

     Registered representatives of broker-dealers sell the contract. Anchor National pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 5.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments. No underwriting fees are paid in connection with the distribution of the contract.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.


     SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;


     - by receiving income payments during the Income Phase. (SEE INCOME PHASE, PAGE 19.)



     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, a deduction for premium taxes and the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGE, PAGE 11.)


     Under most circumstances, the partial withdrawal minimum is $500. We require that the value of your contract be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Account and the fixed account option in which your contract is invested.


     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES ON PAGE 22.)


     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Accounts is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. You may withdraw up to 10% of your total Purchase Payments in any twelve month period. There must be at least $100 remaining in each Variable Account after a withdrawal from your contract at all times. Other withdrawals may be subject to a withdrawal charge and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program. You may not participate in both the systematic withdrawal program and the DCA program at the same time.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. Anchor National reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular monthly income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least thirty days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Additionally, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

     Income payments must begin on or before your 85th birthday (80th birthday if your contract was issued prior to June 1, 1990.) If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.


     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, PAGE 22.)


INCOME OPTIONS


     You can choose income payments that are fixed, variable or both. If payments are fixed, Anchor National guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Account(s) in which you invest. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3.


     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

FIXED AND/OR VARIABLE INCOME OPTIONS


     Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Account(s) only, your income payments will be variable and if your money is only in fixed accounts at that time, your income payments will be fixed in amount, unless otherwise elected. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable unless otherwise elected.


     OPTION 1 -- LIFE INCOME ANNUITY

     This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 -- JOINT AND TWO-THIRDS SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. During the survivor's lifetime, we determine variable income payments by using two-thirds of the number of each type of Annuity Units credited to your contract. Fixed monthly payments during the lifetime of the survivor will be equal to two-thirds of the fixed monthly payment paid during your joint lifetimes. Income payments stop when the survivor dies.

     OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

     This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

FIXED INCOME ONLY OPTIONS

     OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 3 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract.

     OPTION 6 -- FIXED PAYMENTS


     Anchor National holds the amount used to calculate fixed payments under this option in its general account. You earn interest on that amount. Fixed payments will be made in such amounts and at such times as may be agreed upon with Anchor National, and will continue until the amount held by Anchor National with interest is exhausted. The final payment will be for the balance remaining and may be less than the amount of each preceding payment. Interest will be credited yearly on the amount remaining unpaid at a rate determined by Anchor National from time to time, but not less than 4% per year compounded annually. The rate may be changed at any time. However, that the rate may not be changed more frequently than once during each calendar year.


     We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Accounts after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the contract value in the Variable Accounts on the Annuity Date, and;

     - the 4% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Accounts in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account option and the Variable Accounts after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

OTHER INCOME OPTIONS

     Other income options may be made available to you at the sole discretion of Anchor National. However, to the extent that withdrawal charges would otherwise apply to a withdrawal, the same withdrawal charge may apply to any additional income option.

     If your contract was issued under Sections 401, 403(b) or 408 of the IRC, we can only make payments to you or to your spouse.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, one transfer per month is permitted between the Variable Accounts. Transfers during the Income Phase are effected on the first day of the month following your request. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

     We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------


     NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.



ANNUITY CONTRACTS IN GENERAL



     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



     If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.



TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS



     If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase

Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS



     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.



     The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner:
(1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



     Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.



MINIMUM DISTRIBUTIONS



     Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.



     You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.



     Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



     You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



TAX TREATMENT OF DEATH BENEFITS



     Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



     Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



     If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.



CONTRACTS OWNED BY A TRUST OR CORPORATION



     A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.



GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT



     If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.



DIVERSIFICATION



     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



     The diversification regulations do not provide guidance as to the circumstances under which you, and not Anchor National, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract , could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



     These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


--------------------------------------------------------------------------------

                                   CUSTODIAN
--------------------------------------------------------------------------------

     State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


     There are no pending legal proceedings affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, with the potential exception of McMurdie, et al
v. SunAmerica Inc., et al, Case No. BC 194082, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. This lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.


--------------------------------------------------------------------------------

                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------

     Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). It files reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK

233 Broadway

New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registrations statement and its exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Accounts and the contract, please refer to the registration statement and its exhibits.

     The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Variable Account Accumulation Provisions....................     1
Performance Data............................................     2
Taxes.......................................................     5
Distribution of Contracts...................................    10
Financial Statements........................................    10


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     Financial Statements of the separate account appear in the SAI. Financial information regarding the general account is reported in AIG SunAmerica Life Assurance Company's (formerly Anchor National Life Insurance Company) financial statements, which are also included in the SAI. A copy of the SAI may be obtained by contacting Anchor National, c/o its Annuity Service Center.

                                   APPENDIX A

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                                                             YEAR ENDED            YEAR ENDED
                               YEAR       YEAR       YEAR       YEAR          11/30/97              11/30/98
     VARIABLE ACCOUNTS        ENDED      ENDED      ENDED      ENDED     -------------------   -------------------
    OF SEPARATE ACCOUNT      11/30/93   11/30/94   11/30/95   11/30/96      *          **         *          **
    -------------------      --------   --------   --------   --------   --------   --------   --------   --------
Growth
   Beg. AUV................   $35.17     $41.05     $41.86     $57.00     $64.16     $83.15     $78.39     $78.38
   End AUV.................   $41.05     $41.86     $57.00     $64.16     $78.39     $78.38     $96.88     $96.78
   Ending Number of AUs
    (000)..................   17,915     17,020     15,740     12,673     10,205         15      8,320        247
International
   Beg. AUV................   $ 9.91     $12.48     $13.32     $14.62     $17.31     $21.44     $19.34     $19.34
   End AUV.................   $12.48     $13.32     $14.62     $17.31     $19.34     $19.34     $21.87     $21.85
   Ending Number of AUs
    (000)..................   15,403     19,494     15,613     14,410     11,563          8      8,517        275
Growth-Income
   Beg. AUV................   $31.99     $35.47     $35.70     $47.04     $56.59     $70.36     $69.61     $69.61
   End AUV.................   $35.47     $35.70     $47.04     $56.59     $69.61     $69.61     $79.08     $78.99
   Ending Number of AUs
    (000)..................   24,321     21,452     18,752     16,244     13,632         20     11,186        346
Asset Allocation
   Beg. AUV................   $13.96     $15.25     $14.93     $19.31     $22.74     $26.52     $26.46     $26.45
   End AUV.................   $15.25     $14.93     $19.31     $22.74     $26.46     $26.45     $28.54     $28.51
   Ending Number of AUs
    (000)..................   10,926      9,558      7,954      6,731      5,870          6      4,580        117
High-Yield Bond
   Beg. AUV................   $28.06     $32.25     $30.34     $35.62     $40.11     $44.53     $44.64     $44.64
   End AUV.................   $32.25     $30.34     $35.62     $40.11     $44.64     $44.64     $45.51     $45.46
   Ending Number of AUs
    (000)..................    5,907      4,200      4,115      3,274      2,657          1      2,110         66
U.S. Government/AAA-Rated
 Securities
   Beg. AUV................   $17.23     $19.15     $18.12     $20.73     $21.58     $22.27     $22.61     $22.60
   End AUV.................   $19.15     $18.12     $20.73     $21.58     $22.61     $22.60     $24.24     $24.22
   Ending Number of AUs
    (000)..................   11,935      8,242      6,505      5,045      3,607          3      3,209         75
Cash Management
   Beg. AUV................   $15.99     $16.20     $16.56     $17.24     $17.86        ***     $18.51        ***
   End AUV.................   $16.20     $16.56     $17.24     $17.86     $18.51        ***     $19.19     $19.18
   Ending Number of AUs
    (000)..................   11,875     11,258      5,852      4,993      3,739        ***      3,222        100

                                 YEAR ENDED             11/30/99-            YEAR ENDED            YEAR ENDED
                                  11/30/99              12/31/99              12/31/00              12/31/01
     VARIABLE ACCOUNTS       -------------------   -------------------   -------------------   -------------------
    OF SEPARATE ACCOUNT         *          **         *          **         *          **         *          **
    -------------------      --------   --------   --------   --------   --------   --------   --------   --------
Growth
   Beg. AUV................  $ 96.88    $ 96.78    $139.53    $139.24    $156.14    $155.80    $158.801   $158.299
   End AUV.................  $139.53    $139.24    $156.14    $155.80    $158.80    $158.30    $131.211   $130.665
   Ending Number of AUs
    (000)..................    7,158        237      7,075        235      6,324        227      5,379         198
International
   Beg. AUV................  $ 21.87    $ 21.85    $ 32.06    $ 31.99    $ 36.98    $ 36.90    $31.866    $ 31.765
   End AUV.................  $ 32.06    $ 31.99    $ 36.98    $ 36.90    $ 31.87    $ 31.76    $27.423    $ 27.309
   Ending Number of AUs
    (000)..................    7,219        261      7,133        263      6,276        224      5,138         192
Growth-Income
   Beg. AUV................  $ 79.08    $ 78.99    $ 87.22    $ 87.04    $ 88.70    $ 88.50    $96.119    $ 95.815
   End AUV.................  $ 87.22    $ 87.04    $ 88.70    $ 88.50    $ 96.12    $ 95.82    $97.288    $ 96.883
   Ending Number of AUs
    (000)..................    9,592        331      9,430        324      7,974        284      7,072         252
Asset Allocation
   Beg. AUV................  $ 28.54    $ 28.51    $ 30.70    $ 30.64    $ 31.47    $ 31.40    $34.190    $ 34.081
   End AUV.................  $ 30.70    $ 30.64    $ 31.47    $ 31.40    $ 34.19    $ 34.08    $34.325    $ 34.181
   Ending Number of AUs
    (000)..................    3,802        110      3,714        110      3,163         93      2,765          93
High-Yield Bond
   Beg. AUV................  $ 45.51    $ 45.46    $ 43.75    $ 43.66    $ 44.18    $ 44.08    $44.309    $ 44.170
   End AUV.................  $ 43.75    $ 43.66    $ 44.18    $ 44.08    $ 44.31    $ 44.17    $47.881    $ 47.684
   Ending Number of AUs
    (000)..................    1,619         40      1,561         39      1,258         28      1,108          26
U.S. Government/AAA-Rated
 Securities
   Beg. AUV................  $ 24.24    $ 24.22    $ 24.12    $ 24.06    $ 23.99    $ 23.94    $26.505    $ 26.420
   End AUV.................  $ 24.12    $ 24.06    $ 23.99    $ 23.94    $ 26.51    $ 26.42    $28.029    $ 27.911
   Ending Number of AUs
    (000)..................    2,573         57      2,518         57      2,116         53      2,022          48
Cash Management
   Beg. AUV................  $ 19.19      19.18    $ 19.81    $ 19.77    $ 19.87    $ 19.83    $20.752    $ 20.690
   End AUV.................  $ 19.81      19.77    $ 19.87    $ 19.83    $ 20.75    $ 20.69    $21.159    $ 21.076
   Ending Number of AUs
    (000)..................    3,449        125      3,630        144      2,576         42      2,199          35


------------

AUV -- Accumulation Unit Value
AU -- Accumulation Units

 * Applies to Contracts Without Optional Enhanced Death Benefit feature.


 ** Applies to Contracts With Optional Enhanced Death Benefit feature. Inception dates of this feature for the Variable Accounts are 10/15/97, 10/16/97, 10/16/97, 10/17/97, 11/12/97 and 10/16/97, respectively.

*** As of November 30, 1997, there were no funds in this Variable Account.

                           APPENDIX B - PREMIUM TAXES

     Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.


                                                 QUALIFIED    NON-QUALIFIED
                     STATE                       CONTRACT       CONTRACT
===========================================================================
California                                          0.50%          2.35%
---------------------------------------------------------------------------
Maine                                                  0%           2.0%
---------------------------------------------------------------------------
Nevada                                                 0%           3.5%
---------------------------------------------------------------------------
South Dakota                                           0%          1.25%*
---------------------------------------------------------------------------
West Virginia                                        1.0%           1.0%
---------------------------------------------------------------------------
Wyoming                                                0%           1.0%
---------------------------------------------------------------------------
---------------------------------------------------------------------------



        *On the first $500,000 of premiums; 0.80% on the amount in excess of $500,000.

                                   APPENDIX C



     If you elected the optional enhanced death benefit between September 2, 1997 and April 30, 2002, the following explains the death benefits payable.



     If you elected the optional enhanced death benefit between May 31, 1998 and April 30, 2002, and the Annuitant on your contract dies prior to the Annuity Date, we will pay to your Beneficiary the greater of:



     1.the value of your contract at the time we receive satisfactory proof of death; or



     2.the maximum contract anniversary value between the date the enhanced death benefit goes into effect and the Annuitant's 75th birthday.



     A contract anniversary value is equal to the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals and/or partial annuitizations since that anniversary. If you elected the optional enhanced death benefit prior to May 31, 1998, the time frame during which we would evaluate any maximum contract anniversary death benefit payable would be between one year prior to the election of the enhanced death benefit and the Annuitant's 75th birthday.

Please forward a copy (without charge) of the Statement of Additional Information concerning American Pathway II Variable Annuity Contracts to:

              (Please print or type and fill in all information.)

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                             State                             Zip

Date:                              Signed:
-------------------------------    ---------------------------------------------

Return to: Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299

                       STATEMENT OF ADDITIONAL INFORMATION

                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO AMERICAN PATHWAY II VARIABLE ANNUITY)

                INDIVIDUAL DEFERRED VARIABLE BENEFIT AND FIXED BENEFIT ANNUITY
                    FLEXIBLE PURCHASE PAYMENT - NON-PARTICIPATING CONTRACT

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY


                                   MAY 1, 2002




This Statement of Additional Information is not a prospectus, but should be read in conjunction with the American Pathway II Prospectus, dated May 1, 2002, as it may be supplemented, a copy of which may be obtained without charge by writing to Anchor National Life Insurance Company (the "Company"), Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, or by calling (800) 445-SUN2.

                                TABLE OF CONTENTS


TOPIC                                                                      PAGE
-----                                                                      ----

Variable Account Accumulation Provisions ....................................1

Performance Data ............................................................2

Taxes .......................................................................5

Distribution of Contracts...................................................10

Financial Statements........................................................10

                    VARIABLE ACCOUNT ACCUMULATION PROVISIONS

        ACCUMULATION UNITS - The number of accumulation units purchased for a contract owner ("Owner") with respect to his or her initial purchase payment is determined by dividing the amount credited to each Variable Account by the accumulation unit value for that Variable Account next computed following acceptance of the application (generally the next business day after receipt of payment by the Company). In the event that an application fails to recite all necessary information, the Company will promptly request that the Owner furnish further instructions and will hold the initial purchase payment in a suspense account, without interest, for a period not exceeding five business days from receipt of the application at the Company. If the necessary information is not received within five business days, the Company will return the initial purchase payment to the prospective Owner unless the prospective Owner, after being informed of the reasons for the delay, specifically consents to the Company retaining the initial purchase payment until the application is made complete. The number of accumulation units purchased with respect to subsequent purchase payments is determined by dividing the amount credited to each Variable Account by the applicable accumulation unit value for the valuation period next determined following receipt of the payment by the Company. The accumulation unit value of each Variable Account varies in accordance with the investment experience of that Variable Account, and is affected by the investment experience of the respective Fund series, by expenses and by the deduction of certain charges.

        VALUE OF AN ACCUMULATION UNIT - The accumulation unit value of each Variable Account was arbitrarily set at $10 when the Variable Account was established. The value of an accumulation unit may increase or decrease from one valuation period to the next. All Variable Accounts are valued as of the close of general trading on the New York Stock Exchange. The value for any valuation period is determined by multiplying the value of an accumulation unit for the last prior valuation period by the net investment factor for that Variable Account for the current valuation period. The value of an accumulation unit is independently computed for each Variable Account using the net investment factor applicable to that Variable Account.

        NET INVESTMENT FACTOR - This is an index used to measure the investment performance of a Variable Account from one valuation period to the next. For each Variable Account, the net investment factor for a valuation period is found by dividing (a) by (b), and reducing the result by (c):

        Where (a) is:

               The net asset value as of the end of the current valuation period of a share of the series of the Fund in which the assets of the Variable Account are invested, plus the per share amount of any dividends and other distributions on those shares since the end of the immediately preceding valuation period;

        Where (b) is:

               The net asset value of a share of the specified series of the Fund as of the end of the immediately preceding valuation period;

        And where (c) is:

               The deduction for mortality, expense and distribution expense risks, that shall remain constant at .00356% for each day in the current valuation period. The maximum daily deduction for mortality, expense risks and distribution risks is equivalent to an annual rate of 1.30%.

        To the extent that the net investment factor is less than 1, the accumulation unit value will decrease. To the extent that the net investment factor is greater than 1, the accumulation unit value will increase.

                                PERFORMANCE DATA

        Performance data for the various Variable Accounts are determined in the manner described below.

CASH MANAGEMENT ACCOUNT


        The annualized current yield and the effective yield for the Cash Management Account for the 7 day period ended December 31, 2001 with and without the Enhanced Death Benefit ("EDB") were as follows:



                                Current Yield   Effective Yield
                                -------------   ---------------
        A.     With EDB:            -0.65%         -0.65%
        B.     Without EDB:         -0.48%         -0.47%


        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

               Base Period Return = (EV - SV - CMF)/(SV)

        where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $30 annual Contract Maintenance
              Fee, prorated for 7 days



        The change in the value of the Accumulation Unit during the 7 day period reflects the income received, minus any expenses incurred during such 7 day period. The Contract Maintenance Fee ("CMF") is first allocated among the Fixed and Variable Accounts so that each Account's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that investment portfolio. The portion of the CMF allocable to the Cash Management Account is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Account. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.


        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Cash Management Account also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Cash Management Series. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

            Effective Yield = [(Base Period Return + 1)(365/7) - 1].

        Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or withdrawal charges.

        The yields quoted should not be considered a representation of the yield of the Cash Management Account in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Cash Management Account and changes in interest rates on such investments, but also on factors such as a contract owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

        Yield information may be useful in reviewing the performance of the Cash Management Account and for providing a basis for comparison with other investment alternatives. However, the Cash Management Account's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

ALL OTHER VARIABLE ACCOUNTS

        The Variable Accounts other than the Cash Management Account compute their performance data as "total return." The total returns of the various Variable Accounts over the last 1, 5, and 10 year periods, and since their inception, are shown below, both with/without an assumed complete redemption at the end of the period.


             TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIODS ENDING ON
                                DECEMBER 31, 2001
                        (RETURN WITH/WITHOUT REDEMPTION)



WITHOUT
ENHANCED
DEATH            INCEP                                                                   SINCE
BENEFIT          DATE            1 YEAR              5 YEAR            10 YEAR         INCEPTION



                            WITH     WITHOUT    WITH     WITHOUT   WITH   WITHOUT   WITH     WITHOUT
                            -----    -------    -----    -------   -----  -------   -----    -------

Growth          02/08/84   -22.41%    -17.41%    15.22%   15.78%   14.94%   14.94%   15.44%   15.44%

Growth-Income   02/08/84    -3.82%      1.18%    11.03%   11.69%   12.24%   12.24%   13.52%   13.52%

High-Yield
Bond            02/08/84     2.93%      7.93%     2.38%    3.28%    6.45%    6.45%    9.09%    9.09%

U.S.
Government/
AAA-Rated
Securities      11/19/85     0.65%      5.65%     4.68%    5.50%    5.36%    5.36%    6.55%    6.55%

Asset
Allocation      05/05/89    -4.67%      0.33%     8.21%    8.93%    9.99%    9.99%   10.15%   10.15%

International   05/09/90   -19.01%    -14.01%     8.49%    9.20%   10.13%   10.13%    8.95%    8.95%



WITH ENHANCED    INCEP           1 YEAR              5 YEAR           10 YEAR            SINCE
DEATH BENEFIT    DATE                                                                  INCEPTION

                            WITH     WITHOUT     WITH   WITHOUT    WITH   WITHOUT   WITH    WITHOUT
                           ------    -------    ------  -------   -----   -------   -----   -------
Growth          02/08/84   -22.48%   -17.48%    15.02%   15.59%   14.78%   14.78%   15.31%   15.31%

Growth-Income   02/08/84   -3.92%       1.08%   10.84%   11.49%   12.08%   12.08%   13.39%   13.39%

High-Yield
Bond            02/08/84      2.79%     7.79%    2.19%    3.09%    6.31%    6.31%    8.97%    8.97%

U.S.
Government/
AAA-Rated
Securities      11/19/85      0.50%     5.50%    4.48%    5.31%    5.22%    5.22%    6.42%    6.42%


Asset
Allocation      05/05/89   -4.76%       0.24%    8.02%    8.74%    9.83%    9.83%    9.96%    9.96%

International   05/09/90   -19.08%   -14.08%     8.29%    9.01%    9.96%    9.96%    8.80%    8.80%





----------

Total return figures are based on historical data and are not intended to indicate future performance.

        These figures show the total return hypothetically experienced by contracts funded through the various Variable Accounts over the time periods shown.

        In October 1997, the Company began to offer an optional enhanced death benefit to existing new policyholders. Choice of this benefit results in a 0.10% increase in the Mortality Risk Charge and slightly reduced annual returns. Therefore, figures are shown both with and without election of the enhanced death benefit.

        Total return for a Variable Account represents a computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a contract funded by that Variable Account made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

               P(1+T)(n) = ERV

        where:

               P =   a hypothetical initial payment of $1000
               T =   average annual total return
               n =   number of year

             ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

        The total return figures given above reflect the effect of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Account, described above. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption in the case of the first of the two sets of figures given in the table for each Variable Account, tax qualification status and time period. Because the impact of Contract Maintenance Fee on a particular contract owner's account would generally have differed from those assumed in the computation, due to differences between most actual allocations and the assumed ones, as well as differences due to varying account sizes, the total return experienced by an actual account over these same time periods would generally have been different from those given above. As with the Cash Management Account's yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                      TAXES


GENERAL



        Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.



        Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.



        For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.



WITHHOLDING TAX ON DISTRIBUTIONS



        The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.



        An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.



        Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.



DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS



        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period

(and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.



        The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."



NON-NATURAL OWNERS



        Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.



MULTIPLE CONTRACTS



The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract from the same issuer in any calendar year.



TAX TREATMENT OF ASSIGNMENTS



        An assignment of a contract may have tax consequences, if the assignment is not part of a permitted loan program under an employer-sponsored plan, and may also be prohibited by the Employee Retirement Income Security Act of 1974 ("ERISA") in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.



TAX TREATMENT OF GIFTING A CONTRACT



        If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.



TRUSTEE TO TRUSTEE TRANSFERS



        The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs). Withdrawals can only be made when an owner: (1) reaches age 59-1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7) are not considered distributions, and thus are not subject to these withdrawal limitations.



        Trustee to trustee transfers can also be permitted between IRAs, and between contracts or accounts established under the same employer-sponsored plans. Such transfers may, however, be subject to limitations under the annuity contract.



PARTIAL 1035 EXCHANGES

        Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contact, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.



QUALIFIED PLANS



        The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.



        Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.



        Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.



(a) PLANS OF SELF-EMPLOYED INDIVIDUALS: "H.R. 10 PLANS"



Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(b) TAX-SHELTERED ANNUITIES



        Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2002 is $11,000. The limit may be increased by up to $3,000 for employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $1,000 in 2002 for employees age 50 or older, provided that other applicable requirements are satisfied. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(c) INDIVIDUAL RETIREMENT ANNUITIES



        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum contribution for 2002 is $3,000. Individuals age 50 or older may be able to contribute an additional $500 in 2002. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(d) ROTH IRAS

        Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular Individual Retirement Annuity or Individual Retirement Account under
Section 408 of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Unlike IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Certain persons may be eligible to convert a regular IRA into a Roth IRA. If they elect such a conversion, they generally also will be required to pay taxes on any previously untaxed amounts included in the amount converted. If the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.



(e) CORPORATE PENSION AND PROFIT-SHARING PLANS



        Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans, including 401(k) plans, for employees. These plans can also be established by public employers (although public employers cannot establish new 401(k) plans) and by private employers that are not "corporations". These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(f) ELIGIBLE DEFERRED COMPENSATION PLANS -- SECTION 457(b)



        Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.



ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

        For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration. Furthermore, a number of states have not enacted legislation that conforms the state tax treatment of these contributions and distributions to the federal standard. In the absence of legislation or guidance from these non-conforming states, the state tax treatment of these funds, including any transfer or rollover that is permitted under EGTRRA but was not permitted prior to 2002, is currently unclear.


                            DISTRIBUTION OF CONTRACTS

        The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS


        The audited consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) at December 31, 2001 and 2000, for the years ended December 31, 2001, 2000 and 1999 and the audited financial statements of Variable Separate Account (Portion Relating to the America Pathway II Variable Annuity) at December 31, 2001 and for the years ended December 31, 2001 and 2000 are presented in this Statement of Additional Information. The audited consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the fixed portion of the Contracts.






        PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                        Report of Independent Accountants



To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:



In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company), an indirect wholly owned subsidiary of American International Group, Inc., and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits on these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and interest income and impairment of certain beneficial interests in securitized financial assets in 2001.

PricewaterhouseCoopers LLP
Los Angeles, California
January 31, 2002






                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET



                                                  December 31,     December 31,
                                                          2001             2000
                                                  ------------     ------------
                                                          (In thousands)
ASSETS

Investments and cash:
   Cash and short-term investments                 $   200,064      $   169,701
   Bonds, notes and redeemable
     preferred stocks available for sale,
     at fair value (amortized cost:
     December 2001, $4,607,901;
     December 2000, $4,130,570)                      4,545,075        4,007,902
   Mortgage loans                                      692,392          684,174
   Partnerships                                        451,583            8,216
   Policy loans                                        226,961          244,436
   Separate account seed money                          50,560          104,678
   Common stocks available for sale,
     at fair value (cost: December 2001,
     $1,288; December 2000, $1,001)                        861              974
   Real estate                                          20,091           24,139
   Other invested assets                               563,739           18,514
                                                   -----------      -----------

   Total investments and cash                        6,751,326        5,262,734

Variable annuity assets held in separate
   accounts                                         18,526,413       20,393,820
Accrued investment income                               65,272           57,555
Deferred acquisition costs                           1,419,498        1,286,456
Income taxes currently receivable from Parent           61,435           60,992
Other assets                                           117,644          127,921
                                                   -----------      -----------

TOTAL ASSETS                                       $26,941,588      $27,189,478
                                                   ===========      ===========


           See accompanying notes to consolidated financial statements





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)



                                                 December 31,       December 31,
                                                         2001               2000
                                                 ------------       ------------
                                                        (In thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts          $  3,498,917       $  2,778,229
   Reserves for universal life insurance
     contracts                                      1,738,493          1,832,667
   Reserves for guaranteed investment
     contracts                                        483,861            610,672
   Securities lending agreements                      541,899                 --
   Modified coinsurance deposit liability              61,675             97,647
   Other liabilities                                  226,550            206,677
                                                 ------------       ------------
   Total reserves, payables and accrued
     liabilities                                    6,551,395          5,525,892
                                                 ------------       ------------
Variable annuity liabilities related to
   separate accounts                               18,526,413         20,393,820
                                                 ------------       ------------
Subordinated notes payable to affiliates               58,814             55,119
-------------------------------------------      ------------       ------------
Deferred income taxes                                 210,970             85,978
                                                 ------------       ------------
Shareholder's equity:
   Common stock                                         3,511              3,511
   Additional paid-in capital                         925,753            493,010
   Retained earnings                                  694,004            697,730
   Accumulated other comprehensive loss               (29,272)           (65,582)
                                                 ------------       ------------
   Total shareholder's equity                       1,593,996          1,128,669
                                                 ------------       ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $ 26,941,588       $ 27,189,478
                                                 ============       ============


           See accompanying notes to consolidated financial statements




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME



                                                           Years Ended December 31,
                                                   ---------------------------------------
                                                        2001           2000           1999
                                                   ---------      ---------      ---------
                                                                (In thousands)
Investment income                                  $ 375,213      $ 399,355      $ 516,001
                                                   ---------      ---------      ---------
Interest expense on:
   Fixed annuity contracts                          (133,647)      (140,322)      (231,929)
   Universal life insurance
     contracts                                       (81,773)       (86,263)      (102,486)
   Guaranteed investment
     contracts                                       (25,079)       (34,124)       (19,649)
   Senior indebtedness                                  (945)            --           (199)
   Subordinated notes payable
     to affiliates                                    (4,475)        (4,144)        (3,474)
                                                   ---------      ---------      ---------
   Total interest expense                           (245,919)      (264,853)      (357,737)
                                                   ---------      ---------      ---------
NET INVESTMENT INCOME                                129,294        134,502        158,264
                                                   ---------      ---------      ---------
NET REALIZED INVESTMENT LOSSES                       (92,711)       (15,177)       (19,620)
                                                   ---------      ---------      ---------
Fee income:
   Variable annuity fees                             361,877        400,495        306,417
   Net retained commissions                           47,572         62,202         51,039
   Asset management fees                              63,529         73,922         43,510
   Universal life insurance fees, net                 18,909         20,258         28,932
   Surrender charges                                  24,911         20,963         17,137
   Other fees                                         14,551         12,959          6,327
                                                   ---------      ---------      ---------
TOTAL FEE INCOME                                     531,349        590,799        453,362
                                                   ---------      ---------      ---------
GENERAL AND ADMINISTRATIVE EXPENSES                 (146,169)      (170,076)      (146,297)
                                                   ---------      ---------      ---------
AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                                (220,316)      (158,007)      (116,840)
                                                   ---------      ---------      ---------
ANNUAL COMMISSIONS                                   (58,278)       (56,473)       (40,760)
                                                   ---------      ---------      ---------
GUARANTEED MINIMUM DEATH BENEFITS                    (21,606)        (1,551)          (386)
                                                   ---------      ---------      ---------
PRETAX INCOME BEFORE CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                                 121,563        324,017        287,723
                                                   ---------      ---------      ---------
Income tax expense                                   (20,852)      (108,445)      (103,025)
                                                   ---------      ---------      ---------
NET INCOME BEFORE CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                               $ 100,711      $ 215,572      $ 184,698
                                                   ---------      ---------      ---------
CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
   NET OF TAX (NOTE 2)                               (10,342)            --             --
                                                   ---------      ---------      ---------
NET INCOME                                         $  90,369      $ 215,572      $ 184,698
                                                   ---------      ---------      ---------


           See accompanying notes to consolidated financial statements





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)




                                                           Years Ended December 31,
                                                   ---------------------------------------
                                                        2001           2000           1999
                                                   ---------      ---------      ---------
                                                                (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS)
   NET OF TAX:
     Net unrealized gains (losses)
       on debt and equity securities
       available for sale identified
       in the current period (net of
       income tax benefit of $3,646,
       income tax expense of $20,444
       and income tax benefit of $63,900
       for 2001, 2000 and 1999, respectively)      $  (6,772)     $  37,968      $(118,669)

     Less reclassification adjustment
       for net realized losses included in net
       income (net of income tax benefit
       of $22,422, $4,848 and $4,165 for
       2001, 2000 and 1999, respectively)             41,640          9,003          7,735

CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
   NET OF TAX (NOTE 2)                                 1,389             --             --

Net change related to cash flow hedges
   (net of income tax expense of $28
   for 2001)                                              53             --             --
                                                   ---------      ---------      ---------
OTHER COMPREHENSIVE INCOME (LOSS)                     36,310         46,971       (110,934)
                                                   ---------      ---------      ---------
COMPREHENSIVE INCOME                               $ 126,679      $ 262,543      $  73,764
                                                   =========      =========      =========


           See accompanying notes to consolidated financial statements



                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS



                                                                        Years Ended December 31,
                                                            ---------------------------------------------
                                                                   2001             2000             1999
                                                            -----------      -----------      -----------
                                                                            (In thousands)
CASH FLOW FROM OPERATING ACTIVITIES:
   Net income                                               $    90,369      $   215,572      $   184,698
   Adjustments to reconcile net income to net
     cash provided by operating activities:
     Cumulative effect of accounting change,
        net of tax                                               10,342               --               --
     Interest credited to:
        Fixed annuity contracts                                 133,647          140,322          231,929
        Universal life insurance contracts                       81,773           86,263          102,486
        Guaranteed investment contracts                          25,079           34,124           19,649
     Net realized investment losses                              92,711           15,177           19,620
     Amortization (accretion) of net
        premiums (discounts) on investments                       4,554           (2,198)         (18,343)
     Universal life insurance fees                              (18,909)         (20,258)         (28,932)
     Amortization of goodwill                                     1,452            1,455              776
     Provision for deferred income taxes                        126,010          114,127         (100,013)
     Change in:
        Accrued investment income                                (7,717)           3,029            9,155
        Deferred acquisition costs                              (97,947)        (171,500)        (184,507)
        Other assets                                             15,042          (16,628)          (5,661)
        Income taxes currently
        receivable/payable from Parent                              106          (84,482)          12,367
        Due from/to affiliates                                  (68,844)          27,763           27,381
        Other liabilities                                         9,697          (40,283)          22,123
     Other, net                                                    (770)          10,799           (2,992)
                                                            -----------      -----------      -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                       396,595          313,282          289,736
                                                            -----------      -----------      -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of:
     Bonds, notes and redeemable preferred stock             (2,178,830)        (881,647)      (4,130,682)
     Mortgage loans                                             (70,295)        (144,303)        (331,398)
     Other investments, excluding short-term
        investments                                             (27,413)         (66,722)        (227,268)
   Sales of:
     Bonds, notes and redeemable preferred stock              1,087,090          468,221        2,660,931
     Other investments, excluding short-term
        investments                                               3,527           60,538           65,395
   Redemptions and maturities of:
     Bonds, notes and redeemable preferred stock                549,638          429,347        1,274,764
     Mortgage loans                                              63,960          136,277           46,760
     Other investments, excluding short-term
        investments                                              78,555          122,195           21,256
     Net cash and short-term investments transferred
        to affiliates in assumption reinsurance
        transaction with MBL Life Assurance Corporation              --           (3,314)        (371,634)
                                                            -----------      -----------      -----------
   NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES         (493,768)         120,592         (991,876)
                                                            -----------      -----------      -----------


           See accompanying notes to consolidated financial statements




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)



                                                                    Years Ended December 31,
                                                        ---------------------------------------------
                                                               2001             2000             1999
                                                        -----------      -----------      -----------
                                                                        (In thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Deposit and premium receipts on:
     Fixed annuity contracts                            $ 2,280,498      $ 1,764,600      $ 2,016,851
     Universal life insurance contracts                      52,469           58,738           78,864
     Guaranteed investment contracts                         40,000          350,000               --
   Net exchanges from the fixed accounts
     of variable annuity contracts                       (1,368,527)      (1,994,710)      (1,821,324)
   Withdrawal payments on:
     Fixed annuity contracts                               (315,794)        (320,778)      (2,232,374)
     Universal life insurance contracts                     (55,361)        (145,067)         (81,634)
     Guaranteed investment contracts                       (191,919)         (78,312)         (19,742)
   Claims and annuity payments on:
     Fixed annuity contracts                                (52,685)        (114,761)         (46,578)
     Universal life insurance contracts                    (146,998)        (118,302)        (158,043)
   Net receipts from (repayments of)
     other short-term financings                             15,920          (33,689)          40,924
   Net receipts (payments) related to a
     modified coinsurance transaction                       (35,972)         (43,110)         140,757
   Net receipts from issuances of subordinated
     notes payable to affiliate                                  --           17,303               --
   Capital contributions received                                --               --          114,400
   Return of capital by Parent                                   --               --         (170,500)
   Dividends paid to Parent                                 (94,095)         (69,000)              --
                                                        -----------      -----------      -----------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES         127,536         (727,088)      (2,138,399)
                                                        -----------      -----------      -----------
NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS                                30,363         (293,214)      (2,840,539)
CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                                   169,701          462,915        3,303,454
                                                        -----------      -----------      -----------
CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                                     $   200,064      $   169,701      $   462,915
                                                        ===========      ===========      ===========
SUPPLEMENTAL CASH FLOW
   INFORMATION:
   Interest paid on indebtedness                        $     1,725      $     1,841      $     3,787
                                                        ===========      ===========      ===========
   Net income taxes received from (paid to) Parent      $   120,504      $   (78,796)     $  (190,126)
                                                        ===========      ===========      ===========


           See accompanying notes to consolidated financial statements




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.      NATURE OF OPERATIONS

        AIG SunAmerica Life Assurance Company (DBA Anchor National Life Insurance Company), including its wholly owned subsidiaries, (the "Company") is an Arizona-domiciled life insurance company which conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations consist of the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life insurance contracts and guaranteed investment contracts ("GICs"). Asset management operations, which include the distribution and management of mutual funds, are conducted by SunAmerica Asset Management Corp. ("SunAmerica Asset Management"), the Company's registered investment advisor and wholly owned subsidiary and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). Broker-dealer operations involve the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc. ("Royal Alliance"), a wholly owned subsidiary of the Company.

        The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. However, the Company is continuing to do business as Anchor National Life Insurance Company. It is currently anticipated that the Company will seek regulatory approval to change its name in each state in which it does business to AIG SunAmerica Life Assurance Company effective sometime in the first quarter of 2003.

        The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

        Under GAAP, deposits collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholders liabilities upon receipt.

        The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

        INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

        Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when declines in such values are considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

        Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Partnership investments in affordable housing properties are generally carried at cost, and for certain of the properties, realized tax credits reduce the carrying value of the investment as an alternative to reducing income tax expense. Limited partnerships that are invested in real estate and fixed-income securities are accounted for by the cost method of accounting. Real estate is carried at the lower of cost or net realizable value. Common stock is carried at fair value. Other invested assets consist of invested collateral with respect to the Company's securities lending program, collateralized bond obligations





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        and investments in mutual funds for the Company's asset management operations.

        The Company lends its securities and primarily takes cash as collateral with respect to the securities lent. This collateral is an amount in excess of the fair value of the securities lent. Collateral received that is other than cash also exceeds the fair value of the securities lent. The Company monitors daily the market value of securities that are on loan relative to the fair value of collateral held and obtains additional collateral when necessary. Income earned on the collateral is recorded as net investment income while interest paid on the securities lending agreements and the related management fees paid to administer the program are recorded as interest expense in the consolidated statement of income and comprehensive income.

        Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

        INTEREST RATE SWAP AGREEMENTS: As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets into fixed-rate instruments. At December 31, 2001, the Company had one outstanding Swap Agreement subject to the provisions of SFAS 133 (see "Recently Issued Accounting Standards") with a notional principal of $97,000,000 which matures in June 2002. This agreement effectively converts a $97,000,000 floating rate commercial mortgage to a fixed rate instrument. The agreement has been designated as a cash flow hedge and accordingly, the market value of the Swap Agreement, $2,218,000, has been recorded as an asset in the Company's consolidated balance sheet as of December 31, 2001. Changes in the market value of this Swap Agreement, net of taxes, are recognized as a component of other comprehensive income. There was no inefficiency associated with this Swap Agreement at adoption or in the year ended December 31, 2001.

        DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $359,162,000 and $362,085,000 for the years ended December 31, 2001 and 2000, respectively.

        As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been increased by $16,000,000 and $21,800,000 at December 31, 2001 and 2000, respectively, for this adjustment.

        VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS:
        The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

        GOODWILL: Goodwill amounted to $20,150,000 (including accumulated amortization of $19,852,000) and $21,604,000 (including accumulated amortization of $18,101,000) at December 31, 2001 and 2000, respectively. Goodwill is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable. See "Recently Issued Accounting Standards" below for discussion of future accounting for goodwill effective January 1, 2002.

        RESERVES FOR FIXED ANNUITIES, UNIVERSAL LIFE INSURANCE AND GUARANTEED INVESTMENT CONTRACTS ("GICs"): Reserves for fixed annuity, universal life insurance and GIC contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 7 is recorded as a deposit liability. Deposits from the reinsured business are allocated to pay down the liability pursuant to a repayment schedule.

        FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

        INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement requires the Company to recognize all derivatives in the consolidated balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. SFAS 133 was postponed by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133, and became effective for the Company on January 1, 2001. The adoption of SFAS 133 on January 1, 2001 resulted in an increase of $1,389,000, net of tax, in other comprehensive income.

        In January 2001, the Emerging Issues Task Force of the FASB ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e. collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its consolidated statement of income and comprehensive income for 2001 a cumulative effect of an accounting change adjustment loss of $10,342,000 ($15,910,000 before tax).




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        In June 2001, FASB issued Statement of Financial Accounting Standard No. 142 "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its consolidated income statement. SFAS 142 is effective for the year commencing January 1, 2002. In addition, SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

        As of December 31, 2001, the Company recorded $20,150,000 million of goodwill on its consolidated balance sheet. The Company has evaluated the impact of the impairment provisions of SFAS 142, and has determined that the impact on its results of operations and financial condition will not be significant.

        In August 2001, the FASB issued Statement of Financial Accounting Standard No. 144 "Accounting for the Impairment and Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 eliminates the exception to consolidation for a subsidiary for which control is likely to be temporary. As a result, this standard may impact the Company's financial statements with respect to SA Affordable Housing LLC's ownership interests in limited partnerships (see Note 9). SFAS 144 is effective for the year commencing January 1, 2002. The Company is currently evaluating the provisions of SFAS 144, and has not yet determined the impact on the Company's consolidated balance sheet or its consolidated results of operations.

    3.  ACQUISITIONS

        Pursuant to AIG's acquisition of American General Financial Group in 2001, American General's North American Funds were merged with SunAmerica Mutual Funds. The merger of these funds increased the Company's assets under management by approximately $1,329,000,000.

        On December 31, 1998, the Company acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") (the "Acquisition"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves. The excess of the purchase price over the fair value of net assets received amounted to $83,737,000 at December 31, 2001, after adjustment for the transfer of the New York





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



3.      ACQUISITIONS (Continued)

        business to FSA (see below), and is included in Deferred Acquisition Costs in the accompanying consolidated balance sheet. The income statements for the years ended December 31, 2001, 2000 and 1999 include the impact of the Acquisition.

        Included in the block of business acquired from MBL Life were policies whose owners are residents of the State of New York ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company's New York affiliate, FSA, via an assumption reinsurance agreement, and the remainder of the business converted to assumption reinsurance in the Company, which superseded the coinsurance agreement. As part of this transfer, invested assets equal to $678,272,000, life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were transferred to FSA.

        The $128,420,000 purchase price was allocated between the Company and FSA based on the estimated future gross profits of the two blocks of business. The portion allocated to FSA was $10,000,000.

        As part of the Acquisition, the Company received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Of this amount, the Company was required to transfer $20,055,000 to the Parent for enhancements on policies which customers elected to convert to fixed annuity policies of the Parent. Included in the Company's reserves transferred to FSA in 1999 were $34,657,000 of such policy enhancement reserves. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to the Company by FSA. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Pursuant to the agreement, the enhancements were scheduled to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due amounted to $52,093,000 and $58,329,000 on January 1, 2000 and June 30, 2001,
        respectively, and was either credited to the accounts of the policyholders or paid as benefits through withdrawals or accelerated death benefits. On December 31, 2001, the remaining enhancement reserve for such payments totaled $100,834,000.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



4.      INVESTMENTS

        The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                             Amortized      Estimated
                                                  Cost     Fair Value
                                            ----------     ----------
                                                 (In thousands)
        AT DECEMBER 31, 2001:

        Securities of the United States
          Government                        $   24,279     $   24,069
        Mortgage-backed securities           1,532,155      1,543,175
        Securities of public utilities         223,006        222,815
        Corporate bonds and notes            2,059,160      2,002,981
        Redeemable preferred stocks             21,515         21,515
        Other debt securities                  747,786        730,520
                                            ----------     ----------
          Total                             $4,607,901     $4,545,075
                                            ==========     ==========

        AT DECEMBER 31, 2000:

        Securities of the United States
          Government                        $   19,164     $   18,868
        Mortgage-backed securities           1,651,581      1,636,304
        Securities of public utilities         154,076        151,209
        Corporate bonds and notes            1,426,845      1,329,001
        Redeemable preferred stocks              1,375          1,375
        Other debt securities                  877,529        871,145
                                            ----------     ----------
          Total                             $4,130,570     $4,007,902
                                            ==========     ==========

        The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2001, follow:

                                             Amortized      Estimated
                                                  Cost     Fair Value
                                            ----------     ----------
                                                 (In thousands)
        Due in one year or less             $   93,363     $   94,251
        Due after one year through
          five years                         1,122,253      1,110,755
        Due after five years through
          ten years                          1,371,336      1,321,277
        Due after ten years                    488,794        475,617
        Mortgage-backed securities           1,532,155      1,543,175
                                            ----------     ----------

          Total                             $4,607,901     $4,545,075
                                            ==========     ==========

        Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



    4.  INVESTMENTS (Continued)

        Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                Gross         Gross
                                           Unrealized    Unrealized
                                                Gains        Losses
                                           ----------    ----------
                                                (In thousands)
        AT DECEMBER 31, 2001:

        Securities of the United States
          Government                        $     105     $    (315)
        Mortgage-backed securities             16,573        (5,553)
        Securities of public utilities          1,885        (2,076)
        Corporate bonds and notes              21,540       (77,719)
        Other debt securities                   6,226       (23,492)
                                            ---------     ---------
          Total                             $  46,329     $(109,155)
                                            =========     =========

        AT DECEMBER 31, 2000:

        Securities of the United States
          Government                        $      17     $    (313)
        Mortgage-backed securities             10,000       (25,277)
        Securities of public utilities            267        (3,134)
        Corporate bonds and notes              12,682      (110,526)
        Other debt securities                  11,482       (17,866)
                                            ---------     ---------
          Total                             $  34,448     $(157,116)
                                            =========     =========

        Gross unrealized gains on equity securities aggregated $12,000 at December 31, 2001 and $18,000 at December 31, 2000. Gross unrealized losses on equity securities aggregated $439,000 at December 31, 2001 and $45,000 at December 31, 2000.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



    4.  INVESTMENTS (Continued)

        Gross realized investment gains and losses on sales of investments are as follows:

                                                Years Ended December 31,
                                        ---------------------------------------
                                             2001           2000           1999
                                        ---------      ---------      ---------
                                                    (In thousands)
        BONDS, NOTES AND REDEEMABLE
         PREFERRED STOCKS:
          Realized gains                $  34,026      $   9,608      $   8,333
          Realized losses                 (25,258)        (5,573)       (26,113)
        MORTGAGE LOANS:
          Realized losses                      --           (276)            --

        COMMON STOCKS:
          Realized gains                      164            610          4,239
          Realized losses                      --             --            (11)

        OTHER INVESTMENTS:
          Realized gains                       --          1,091             --
          Realized losses                    (685)            --             --

        IMPAIRMENT WRITEDOWNS            (100,958)       (20,637)        (6,068)
                                        ---------      ---------      ---------
          Total net realized
          investment losses             $ (92,711)     $ (15,177)     $ (19,620)
                                        =========      =========      =========

        The sources and related amounts of investment income (losses) are as follows:

                                                Years Ended December 31,
                                        ---------------------------------------
                                             2001           2000           1999
                                        ---------      ---------      ---------
                                                    (In thousands)
        Short-term investments          $   9,430      $  21,683      $  61,764
        Bonds, notes and redeemable
          preferred stocks                285,668        290,157        348,373
        Mortgage loans                     58,262         60,608         47,480
        Partnerships                       13,905          7,031          6,631
        Policy loans                       18,218         20,200         22,284
        Common stocks                           2             --              7
        Real estate                          (272)           121           (525)
        Other invested assets              (5,038)         6,668         35,939
        Less: investment expenses          (4,962)        (7,113)        (5,952)
                                        ---------      ---------      ---------
        Total investment income         $ 375,213      $ 399,355      $ 516,001
                                        =========      =========      =========




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.      INVESTMENTS (Continued)

        At December 31, 2001, no investments in any one entity or its affiliates exceeded 10% of the Company's consolidated shareholder's equity.

        At December 31, 2001, bonds, notes and redeemable preferred stocks included $215,528,000 of bonds and notes not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 35 industries with 20% of these assets concentrated in telecommunications and 10% concentrated in airlines. No other industry concentration constituted more than 6% of these assets.

        At December 31, 2001, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 30% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 11% by properties located in New York. No more than 9% of the portfolio was secured by properties in any other single state.

        At December 31, 2001, the carrying value of investments in default as to the payment of principal or interest was $12,060,000 ($9,824,000 of bonds and $2,236,000 of mortgage loans).

        As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At December 31, 2001, the Company had one outstanding asset Swap Agreement with a notional principal amount of $97,000,000 and one outstanding liability Swap Agreement with a notional principal amount of $30,954,000. The asset Swap Agreement was entered into in May 2000 and matures in June 2002. The liability Swap Agreement was entered into in December 1996 and matures in December 2024. The net interest received or paid on the asset Swap Agreement is included in Investment Income, while the net interest received or paid on the liability Swap Agreement is included in Interest Expense in the Consolidated Statement of Income and Comprehensive Income. The total net interest received (paid) amounted to $2,599,000 for the year ended December 31, 2001, $43,000 for the year ended December 31, 2000 and $(215,000) for the year ended December 31, 1999.

        At December 31, 2001, $8,635,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



5.      FAIR VALUE OF FINANCIAL INSTRUMENTS

        The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

        The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

        The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

        CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

        BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

        MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

        SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

        COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

        POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

        PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



5.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

        VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

        RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

        RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

        VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

        SUBORDINATED NOTES PAYABLE TO AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.







                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



5.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

        The estimated fair values of the Company's financial instruments at December 31, 2001 and 2000 compared with their respective carrying values, are as follows:

                                                      Carrying            Fair
                                                         Value           Value
                                                   -----------     -----------
                                                        (In thousands)
        DECEMBER 31, 2001:

        ASSETS:
          Cash and short-term investments          $   200,064     $   200,064
          Bonds, notes and redeemable
             preferred stocks                        4,545,075       4,545,075
          Mortgage loans                               692,392         732,393
          Policy loans                                 226,961         226,961
          Separate account seed money                   50,560          50,560
          Common stocks                                    861             861
          Partnerships                                   8,214           7,527
          Variable annuity assets held in
             separate accounts                      18,526,413      18,526,413

        LIABILITIES:
          Reserves for fixed annuity contracts     $ 3,498,917     $ 3,439,727
          Reserves for guaranteed investment
             contracts                                 483,861         490,718
          Variable annuity liabilities related
             to separate accounts                   18,526,413      18,526,413
          Subordinated notes payable to
             affiliates                                 58,814          62,273





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



5.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                      Carrying            Fair
                                                         Value           Value
                                                   -----------     -----------
                                                         (In thousands)
        DECEMBER 31, 2000:

        ASSETS:
          Cash and short-term investments          $   169,701     $   169,701
          Bonds, notes and redeemable
             preferred stocks                        4,007,902       4,007,902
          Mortgage loans                               684,174         711,543
          Policy loans                                 244,436         244,436
          Separate account seed money                  104,678         104,678
          Common stocks                                    974             974
          Partnerships                                   8,216           9,915
          Variable annuity assets held in
             separate accounts                      20,393,820      20,393,820

        LIABILITIES:
          Reserves for fixed annuity contracts     $ 2,778,229     $ 2,618,719
          Reserves for guaranteed investment
             contracts                                 610,672         610,672
          Variable annuity liabilities related
             to separate accounts                   20,393,820      20,393,820
          Subordinated notes payable to
             affiliates                                 55,119          57,774

6.      SUBORDINATED NOTES PAYABLE TO AFFILIATES

        Subordinated notes (including accrued interest of $6,354,000) payable to affiliates totaled $58,814,000 at interest rates ranging from 8% to 9.5% at December 31, 2001, and require principal payments of $21,500,000 in 2002, $20,400,000 in 2003, $3,000,000 in 2004 and $7,560,000 in 2005.
        The $6,354,000 of accrued interest was paid by the Company in January and February 2002.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



7.      REINSURANCE

        With respect to its reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

        The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If a policyholder death benefit notification is received and the assets in the respective policyholder separate accounts are insufficient to fund the required minimum policy benefits, the Company is obligated to pay the difference. This exposure was reinsured on approximately 27% of the liabilities as of December 31, 2001. During January 2002, the Company entered into additional reinsurance agreements which significantly limited its exposure for certain contracts entered into in 2001 through 2003.

        Certain of the Company's variable annuities provide for a Guaranteed Minimum Income Benefit in the form of guaranteed benefit payout upon annuitization. All of the annuitization benefit at risk has been reinsured as of December 31, 2001.

        The business which was assumed from MBL Life as part of the Acquisition is subject to existing reinsurance ceded agreements. At December 31, 1998, the maximum retention on any single life was $2,000,000, and a total credit of $5,057,000 was taken against the life insurance reserves, representing predominantly yearly renewable term reinsurance. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2001, a total reserve credit of $3,781,000 was taken against the life insurance reserves.

        On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. The transaction is accounted for as reinsurance for statutory reporting purposes. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. The cost of this program, which amounted to $6,909,000 for the year ended December 31, 2001, $12,026,000 for the year ended December 31, 2000 and $3,621,000 for the year ended December 31, 1999, is reported as a component of General and Administrative Expenses in the Consolidated Statement of Income and Comprehensive Income.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



8.      COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has entered into eight agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2001 is $1,031,000,000. Related to each of these agreements are participation agreements with the Company's Parent, under which the Parent will share in $497,850,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Management does not anticipate any material future losses with respect to these commitments.

        In the ordinary course of business, the Company is obligated to purchase approximately $46,000,000 of asset backed securities as of December 31, 2001.

        The Company has entered into an agreement whereby it is committed to purchase the remaining principal amount, $240,158,000 as of December 31, 2001, of various mortgage-backed securities at par value in March 2006. At the present time, management does not anticipate any material losses with respect to this agreement.

        Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company, with the potential exception of McMurdie et al. v. SunAmerica et al., Case No. BC 194082. The lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.

        Based on the information available at this time, management believes that the Company has not incurred material losses associated with the terrorist attacks of September 11, 2001.

        The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the Guarantee directly against American Home.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



8.      COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

        The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

        American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.      SHAREHOLDER'S EQUITY

        The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2001 and 2000, 3,511 shares were outstanding.

        Changes in shareholder's equity are as follows:

                                                                 Years Ended December 31,
                                                        ---------------------------------------
                                                             2001           2000           1999
                                                        ---------      ---------      ---------
                                                                    (In thousands)
        ADDITIONAL PAID-IN CAPITAL:
          Beginning balances                            $ 493,010      $ 493,010      $ 378,674
          Reclassification of note by Parent                   --             --        170,436
          Return of capital                                    --             --       (170,500)
          Capital contributions received                       --             --        114,250
          Contribution of partnership investment               --             --            150
          Contribution of subsidiary by Parent            432,743             --             --
                                                        ---------      ---------      ---------
        Ending balances                                 $ 925,753      $ 493,010      $ 493,010
                                                        =========      =========      =========

        RETAINED EARNINGS:
          Beginning balances                            $ 697,730      $ 551,158      $ 366,460
          Net income                                       90,369        215,572        184,698
          Dividends paid to Parent                        (94,095)       (69,000)            --
                                                        ---------      ---------      ---------
        Ending balances                                 $ 694,004      $ 697,730      $ 551,158
                                                        =========      =========      =========

        ACCUMULATED OTHER
          COMPREHENSIVE LOSS:
             Beginning balances                         $ (65,582)     $(112,553)     $  (1,619)
             Change in net unrealized
                gains (losses) on debt
                securities available for sale              59,842         79,891       (198,659)
             Change in net unrealized
                gains (losses) on equity
                securities available for sale                (400)           (27)           (10)
             Change in adjustment to deferred
                acquisition costs                          (5,800)        (7,600)        28,000
             Tax effects of net changes                   (18,774)       (25,293)        59,735
             Cumulative effect of accounting
                change, net of tax                          1,389             --             --
             Net change related to cash flow hedges            53             --             --
                                                        ---------      ---------      ---------
        Ending balances                                 $ (29,272)     $ (65,582)     $(112,553)
                                                        =========      =========      =========

        On January 1, 2001, the Parent contributed all of its ownership interests in SA Affordable Housing LLC ("SAAH LLC"), a wholly owned subsidiary, to the Company. All of SAAH LLC's ownership interests were subsequently contributed by the Company to SunAmerica Asset Management. SAAH LLC has investments in limited partnership interests whose primary purpose is the generation of rehabilitation tax credits, low income housing credits and passive losses. Realized tax credits are passed on to its direct Parent, SunAmerica Asset Management. At the time of the contribution, SAAH LLC had partnership assets of $432,120,000, other assets of $623,000 and shareholder's equity of $432,743,000. SAAH LLC's results of operations are included within the asset management operations. As a result of this transfer, additional paid-in capital was increased by $432,743,000.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



9.      SHAREHOLDER'S EQUITY (Continued)

        Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Currently, no dividends can be paid to stockholders in the year 2002 without prior approval. Ordinary and extraordinary dividends of $94,095,000 and $69,000,000 were paid on April 2, 2001 and March 1,
        2000, respectively. No dividends were paid in the year ended December 31, 1999.

        Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net loss for the year ended December 31, 2001 totaled $122,322,000. The Company's net income for the years ended December 31, 2000 and 1999 was approximately $168,367,000 and $261,539,000, respectively. The Company's statutory capital and surplus totaled approximately $1,009,267,000 at December 31, 2001 and $719,946,000 at December 31, 2000.

        In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the codification of statutory accounting principles ("Codification") which replaced the NAIC's previous primary guidance on statutory accounting, which became effective January 1, 2001. Codification changed prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification has been adopted by all fifty states as the prescribed basis of accounting, including Arizona. The adoption of Codification resulted in an increase to the Company's statutory surplus of approximately $92,402,000.

        On June 30, 1999, the Parent cancelled the Company's surplus note payable of $170,436,000 and funds received were reclassified to Additional Paid-in Capital in the accompanying consolidated balance sheet. On September 9, 1999, the Company paid $170,500,000 to its Parent as a return of capital. On September 14, 1999 and October 25, 1999, the Parent contributed additional capital to the Company in the amounts of $54,250,000 and $60,000,000, respectively. Also on December 31, 1999, the Parent made a $150,000 contribution of partnership investments to the Company.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



10.     INCOME TAXES

        The components of the provisions for federal income taxes on pretax income consist of the following:

                                       Net Realized
                                         Investment
                                     Gains (Losses)     Operations          Total
                                     --------------     ----------      ---------
                                                      (In thousands)
        YEAR ENDED DECEMBER 31, 2001:

        Currently payable                 $ (18,317)     $ (86,841)     $(105,158)
        Deferred                            (17,180)       143,190        126,010
                                          ---------      ---------      ---------
          Total income tax expense
          (benefit)                       $ (35,497)     $  56,349      $  20,852
                                          =========      =========      =========

        YEAR ENDED DECEMBER 31, 2000:

        Currently payable                 $   2,791      $  (8,473)     $  (5,682)
        Deferred                             (8,103)       122,230        114,127
                                          ---------      ---------      ---------
          Total income tax expense
            (benefit)                     $  (5,312)     $ 113,757      $ 108,445
                                          =========      =========      =========

        YEAR ENDED DECEMBER 31, 1999:

        Currently payable                 $   6,846      $ 196,192      $ 203,038
        Deferred                            (13,713)       (86,300)      (100,013)
                                          ---------      ---------      ---------
          Total income tax expense
            (benefit)                     $  (6,867)     $ 109,892      $ 103,025
                                          =========      =========      =========









                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.     INCOME TAXES (Continued)

        Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                           Years Ended December 31,
                                                  ---------------------------------------
                                                       2001           2000           1999
                                                  ---------      ---------      ---------
                                                              (In thousands)
        Amount computed at statutory rate         $  42,547      $ 113,406      $ 100,703
        Increases (decreases) resulting from:
          Amortization of differences
             between book and tax
             bases of net assets acquired               613            597            609
          State income taxes, net of
             federal tax benefit                      4,072          9,718          7,231
          Dividends received deduction              (13,406)       (10,900)        (3,618)
          Tax credits                               (16,758)        (2,382)        (1,346)
          Other, net                                  3,784         (1,994)          (554)
                                                  ---------      ---------      ---------
          Total income tax expense                $  20,852      $ 108,445      $ 103,025
                                                  =========      =========      =========

        For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at December 31, 2001. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



10.     INCOME TAXES (Continued)

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                  December 31,   December 31,
                                                          2001           2000
                                                  ------------   ------------
                                                         (In thousands)
        DEFERRED TAX LIABILITIES:
        Investments                                  $      --      $  18,738
        Deferred acquisition costs                     425,208        317,995
        State income taxes                               5,978          9,640
        Other liabilities                               24,247         55,101
                                                     ---------      ---------
        Total deferred tax liabilities                 455,433        401,474
                                                     ---------      ---------

        DEFERRED TAX ASSETS:
        Investments                                  $ (23,194)     $      --
        Contractholder reserves                       (184,890)      (247,591)
        Guaranty fund assessments                       (3,629)        (3,610)
        Deferred income                                (16,211)       (28,982)
        Net unrealized losses on debt and equity
          securities available for sale                (16,539)       (35,313)
                                                     ---------      ---------
        Total deferred tax assets                     (244,463)      (315,496)
                                                     ---------      ---------
        Deferred income taxes                        $ 210,970      $  85,978
                                                     =========      =========

11.     RELATED-PARTY MATTERS

        The Company pays commissions to six affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; Spelman & Co., Inc.; and VALIC Financial Advisors. Commissions paid to these broker-dealers totaled $40,567,000 in the year ended December 31, 2001, $44,584,000 in the year ended December 31, 2000 and $37,435,000 in the year ended December 31, 1999. These broker-dealers, when combined with the Company's wholly owned broker-dealer, distribute a significant portion of the Company's variable annuity products, amounting to approximately 26.0%, 33.8% and 35.6% of deposits for each of the respective periods. Of the Company's mutual fund sales, 26.3%, 33.6% and 37.9% were distributed by these affiliated broker-dealers for each of the respective periods.

        The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $130,178,000 for the year ended December 31, 2001, $132,034,000 for the year ended December 31, 2000 and $105,059,000 for the year ended December 31, 1999. The marketing component of such costs during these periods amounted to $68,757,000, $61,954,000 and $53,385,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



11.     RELATED-PARTY MATTERS (Continued)

        During the year ended December 31, 2001, the Company paid $219,000 of management fees to an affiliate of the Company to administer its securities lending program (see Note 2).

        During the year ended December 31, 2001, the Company entered into a short-term financing arrangement with SunAmerica. Under the terms of this agreement, the Company has immediate access of up to $500 million. Any advances made under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2001.

        Also, during the year ended December 31, 2001, the Company entered into a short-term financing arrangement with SunAmerica whereby SunAmerica has the right to borrow up to $500 million from the Company. Any advances made by the Company under this agreement must be repaid to the Company within 30 days. As of December 31, 2001, $75 million was due to the Company under this agreement. This receivable was collected in January 2002 and is included in other assets in the consolidated balance sheet.

        At December 31, 2001 and 2000, the Company held no investments issued by any of its affiliates.

        During the year ended December 31, 2001, the Company made no purchases or sales of invested assets to or from the Parent or its affiliates.

        During the year ended December 31, 2000, FSA transferred $16,741,000 of cash to the Company related to policy enhancements of the New York Business from the Acquisition (see Note 3).

        During the year ended December 31, 2000, the Company transferred $20,055,000 of cash to the Parent as a result of policy enhancements granted to annuity policyholders who converted their MBL Life policies to policies of the Parent (see Note 3).

        During the year ended December 31, 2000, the Company sold various invested assets to the Parent for cash equal to their current market value of $6,362,000.

        During the year ended December 31, 1999, the Company transferred short-term investments and bonds to FSA with an aggregate fair value of $634,596,000 as part of the transfer of the New York Business from the Acquisition (See Note 3). The Company recorded a net realized loss of $5,144,000 on the transfer of these assets.

        During the year ended December 31, 1999, the Company purchased certain invested assets from SunAmerica for cash equal to their current market value of $161,159,000.





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



12.     BUSINESS SEGMENTS

        The Company has three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2 - Summary of Significant Accounting Policies. The Company evaluates performance and allocates reserves based on profit or loss from operations before income taxes. There were no intersegment revenues during all periods presented. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the annuity operations segment and allocates depreciation of such assets to the annuity operations segment.

        Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 12.2% of sales in the year ended December 31, 2001, 16.9% of sales in the year ended December 31, 2000 and 12.0% of sales in the year ended December 31, 1999. No other independent selling organization was responsible for 10% or more of sales for any such period. There was no single independent selling organization that accounted for 10% or more of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives do not compose a material percentage of total revenues in the broker-dealer operations.





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



12.     BUSINESS SEGMENTS (Continued)

        Summarized data for the Company's business segments follow:

                                                             Asset            Broker-
                                           Annuity        Management          Dealer
                                         Operations       Operations        Operations           Total
                                       ------------      ------------      ------------      ------------
                                                                 (In thousands)
        YEAR ENDED
        DECEMBER 31, 2001:

        Investment income              $    359,655      $     14,988      $        570      $    375,213
        Interest expense                   (241,444)           (4,115)             (360)         (245,919)
                                       ------------      ------------      ------------      ------------
        Net investment income               118,211            10,873               210           129,294
        Net realized investment
          losses                            (59,784)          (32,927)               --           (92,711)

        Variable annuity fees               350,378            11,499                --           361,877
        Net retained commissions                 --             2,210            45,362            47,572
        Asset management fees                    --            63,529                --            63,529
        Universal life insurance
          fees, net                          18,909                --                --            18,909
        Surrender charges                    24,911                --                --            24,911
        Other fees, net                       3,626             9,350             1,575            14,551
                                       ------------      ------------      ------------      ------------
        Total fee income                    397,824            86,588            46,937           531,349

        General and administrative
          expenses                          (89,253)          (27,430)          (29,486)         (146,169)

        Amortization of deferred
          acquisition costs                (144,273)          (76,043)               --          (220,316)

        Annual commissions                  (58,278)               --                --           (58,278)

        Guaranteed minimum
          death benefits                    (21,606)               --                --           (21,606)
                                       ------------      ------------      ------------      ------------

        Pretax income (loss)
          before cumulative
          effect of accounting
          change                       $    142,841      $    (38,939)     $     17,661      $    121,563
                                       ============      ============      ============      ============
        Total assets                   $ 26,208,762      $    659,876      $     72,950      $ 26,941,588
                                       ============      ============      ============      ============
        Expenditures for long-
          lived assets                 $         --      $        614      $        608      $      1,222
                                       ============      ============      ============      ============





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



12.     BUSINESS SEGMENTS (Continued)

                                                             Asset            Broker-
                                           Annuity        Management          Dealer
                                         Operations       Operations        Operations           Total
                                       ------------      ------------      ------------      ------------
                                                                 (In thousands)
        YEAR ENDED
        DECEMBER 31, 2000:

        Investment income              $    388,368      $      9,800      $      1,187      $    399,355
        Interest expense                   (260,709)           (3,784)             (360)         (264,853)
                                       ------------      ------------      ------------      ------------
        Net investment income               127,659             6,016               827           134,502
        Net realized investment
          losses                            (15,177)               --                --           (15,177)

        Variable annuity fees               385,436            15,059                --           400,495
        Net retained commissions                 --             3,878            58,324            62,202
        Asset management fees                    --            73,922                --            73,922
        Universal life insurance
          fees, net                          20,258                --                --            20,258
        Surrender charges                    20,963                --                --            20,963
        Other fees, net                       3,832             6,708             2,419            12,959
                                       ------------      ------------      ------------      ------------
        Total fee income                    430,489            99,567            60,743           590,799

        General and administrative
          expenses                         (101,912)          (36,106)          (32,058)         (170,076)

        Amortization of deferred           (125,035)          (32,972)               --          (158,007)
          acquisition costs

        Annual commissions                  (56,473)               --                --           (56,473)

        Guaranteed minimum
          death benefits                     (1,551)               --                --            (1,551)
                                       ------------      ------------      ------------      ------------
        Pretax income before
          cumulative effect of
          accounting change            $    258,000      $     36,505      $     29,512      $    324,017
                                       ============      ============      ============      ============
        Total assets                   $ 26,908,888      $    199,075      $     81,515      $ 27,189,478
                                       ============      ============      ============      ============
        Expenditures for long-
          lived assets                 $         --      $        454      $      1,600      $      2,054
                                       ============      ============      ============      ============





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



12.     BUSINESS SEGMENTS (Continued)

                                                             Asset            Broker-
                                           Annuity        Management          Dealer
                                         Operations       Operations        Operations           Total
                                       ------------      ------------      ------------      ------------
                                                                 (In thousands)
        YEAR ENDED
        DECEMBER 31, 1999:

        Investment income              $    505,962      $      9,072      $        967      $    516,001
        Interest expense                   (354,263)           (3,085)             (389)         (357,737)
                                       ------------      ------------      ------------      ------------
        Net investment income               151,699             5,987               578           158,264
        Net realized investment
          losses                            (19,620)               --                --           (19,620)

        Variable annuity fees               296,112            10,305                --           306,417
        Net retained commissions                 --             2,012            49,027            51,039
        Asset management fees                    --            43,510                --            43,510
        Universal life insurance
          fees, net                          28,932                --                --            28,932
        Surrender charges                    17,137                --                --            17,137
        Other fees, net                       2,139             4,804              (616)            6,327
                                       ------------      ------------      ------------      ------------

        Total fee income                    344,320            60,631            48,411           453,362

        General and administrative
          expenses                          (93,921)          (23,998)          (28,378)         (146,297)

        Amortization of deferred
          acquisition costs                 (94,910)          (21,930)               --          (116,840)

        Annual commissions                  (40,760)               --                --           (40,760)

        Guaranteed minimum
          death benefits                       (386)               --                --              (386)
                                       ------------      ------------      ------------      ------------

        Pretax income before
          cumulative effect of
          accounting change            $    246,422      $     20,690      $     20,611      $    287,723
                                       ============      ============      ============      ============
        Total assets                   $ 26,649,310      $    150,966      $     74,218      $ 26,874,494
                                       ============      ============      ============      ============
        Expenditures for long-
          lived assets                 $         --      $      2,271      $      2,728      $      4,999
                                       ============      ============      ============      ============







13.     SUBSEQUENT EVENT

               The Company has declared a distribution to its Parent, effective January 1, 2002, of 100% of the outstanding capital stock of its consolidated subsidiary, Saamsun Holdings Corporation ("Saamsun"). This distribution was declared subject to the approval of the Arizona Department of Insurance. In the opinion of management, subsequent to such distribution, the Company's capital and surplus will remain more than sufficient in relation to its outstanding liabilities and more than adequate relative to its financial needs, and will exceed its risk-based capital requirements by a considerable margin.

               Saamsun is comprised of the Company's asset management and broker-dealer segments. If approved, such distribution would have a material effect upon the Company's shareholders equity, reducing it by approximately $550 million in 2002. Partnerships would be reduced by approximately $440 million. Pretax income in future periods would be reduced by the earnings of the Company's asset management and broker-dealer operations, which, on a combined basis, total $35.5 million, $74.7 million, and $50.8 million for 2001, 2000, and 1999, respectively.

                            VARIABLE SEPARATE ACCOUNT
         (PORTION RELATING TO THE AMERICAN PATHWAY II VARIABLE ANNUITY)

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Separate Account (Portion Relating to the AMERICAN PATHWAY II Variable Annuity)

In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Separate Account (Portion Relating to the AMERICAN PATHWAY II Variable Annuity), a separate account of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) (the "Separate Account") at December 31, 2001, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Los Angeles, California
March 25, 2002

                            VARIABLE SEPARATE ACCOUNT
         (Portion Relating to the AMERICAN PATHWAY II Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                               December 31, 2001


                                                                                                                  High-Yield
                                               Growth        International     Growth-Income   Asset Allocation      Bond
                                               Series            Series           Series            Series          Series
                                            --------------   --------------   --------------   --------------   --------------
Assets:
      Investments in Anchor Pathway Fund,
         at market value                    $  731,554,638   $  146,144,690   $  712,431,332   $   98,104,020   $   54,272,351

Liabilities                                              0                0                0                0                0
                                            --------------   --------------   --------------   --------------   --------------

Net Assets                                  $  731,554,638   $  146,144,690   $  712,431,332   $   98,104,020   $   54,272,351
                                            ==============   ==============   ==============   ==============   ==============


Accumulation units outstanding                   5,576,219        5,330,055        7,323,962        2,858,473        1,133,584
                                            ==============   ==============   ==============   ==============   ==============

Series without enhanced death benefit:

      Net Assets                            $  705,746,630   $  140,898,110   $  688,050,112   $   94,908,855   $   53,045,742

      Accumulation units outstanding             5,378,707        5,137,934        7,072,306        2,764,996        1,107,860

      Unit value of accumulation units      $       131.21   $        27.42   $        97.29   $        34.33   $        47.88



Series with enhanced death benefit:

       Net Assets                           $   25,808,008   $    5,246,580   $   24,381,220   $    3,195,165   $    1,226,609

      Accumulation units outstanding               197,512          192,121          251,656           93,477           25,724

      Unit value of accumulation units      $       130.67   $        27.31   $        96.88   $        34.18   $        47.68



                                             U.S. Government/
                                                AAA-Rated          Cash
                                               Securities        Management
                                                 Series            Series          TOTAL
                                             --------------   --------------   --------------
Assets:
      Investments in Anchor Pathway Fund,
         at market value                     $   58,032,493   $   47,271,208   $1,847,810,732

Liabilities                                               0                0                0
                                             --------------   --------------   --------------

Net Assets                                   $   58,032,493   $   47,271,208   $1,847,810,732
                                             ==============   ==============   ==============


Accumulation units outstanding                    2,070,663        2,234,191
                                             ==============   ==============

Series without enhanced death benefit:

      Net Assets                             $   56,687,149   $   46,537,745

      Accumulation units outstanding              2,022,462        2,199,390

      Unit value of accumulation units       $        28.03   $        21.16



Series with enhanced death benefit:

      Net Assets                             $    1,345,344   $      733,463

      Accumulation units outstanding                 48,201           34,801

      Unit value of accumulation units       $        27.91   $        21.08




                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
         (Portion Relating to the AMERICAN PATHWAY II Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2001



                                                             Market Value
Variable Accounts                      Shares                 Per Share        Market Value          Cost
-----------------                      ------                ------------     ------------           ----
Growth Series                        27,614,162                $ 26.49      $  731,554,638      $  998,880,637

International Series                 19,612,830                   7.45         146,144,690         218,630,488

Growth-Income Series                 33,688,151                  21.15         712,431,332         864,711,402

Asset Allocation Series               9,302,919                  10.55          98,104,020         116,265,209

High-Yield Bond Series                6,399,599                   8.48          54,272,351          70,252,789

U.S. Government/AAA-Rated
  Securities Series                   5,508,147                  10.54          58,032,493          60,361,498

Cash Management Series                4,456,927                  10.61          47,271,208          49,244,851
                                                                            --------------      --------------

                                                                            $1,847,810,732      $2,378,346,874
                                                                            ==============      ==============



                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
         (Portion Relating to the AMERICAN PATHWAY II Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2001


                                                           Growth          International       Growth-Income      Asset Allocation
                                                           Series             Series              Series              Series
                                                       -------------       -------------       -------------       -------------
Investment income:
      Dividends and capital gains distributions        $ 189,357,550       $  67,199,313       $  85,355,006       $  13,774,996
                                                       -------------       -------------       -------------       -------------
          Total investment income                        189,357,550          67,199,313          85,355,006          13,774,996
                                                       -------------       -------------       -------------       -------------

Expenses:
      Mortality and expense risk charge                   (9,734,071)         (1,993,895)         (8,626,853)         (1,204,439)
      Distribution expense charge                         (1,265,814)           (259,284)         (1,121,896)           (156,687)
                                                       -------------       -------------       -------------       -------------
          Total expenses                                 (10,999,885)         (2,253,179)         (9,748,749)         (1,361,126)
                                                       -------------       -------------       -------------       -------------

Net investment income                                    178,357,665          64,946,134          75,606,257          12,413,870
                                                       -------------       -------------       -------------       -------------

Net realized losses from securities transactions:
          Proceeds from shares sold                      165,813,202          39,587,888         102,987,779          18,237,628
          Cost of shares sold                           (182,592,673)        (41,986,973)       (117,666,750)        (19,684,326)
                                                       -------------       -------------       -------------       -------------

Net realized losses from
      securities transactions                            (16,779,471)         (2,399,085)        (14,678,971)         (1,446,698)
                                                       -------------       -------------       -------------       -------------

Net unrealized appreciation (depreciation)
  of investments:
          Beginning of period                             69,210,399          17,162,786         (99,095,043)         (7,570,303)
          End of period                                 (267,325,999)        (72,485,798)       (152,280,070)        (18,161,189)
                                                       -------------       -------------       -------------       -------------

Change in net unrealized appreciation
      (depreciation) of investments                     (336,536,398)        (89,648,584)        (53,185,027)        (10,590,886)
                                                       -------------       -------------       -------------       -------------

Increase (decrease) in net assets
  from operations                                      $(174,958,204)      $ (27,101,535)      $   7,742,259       $     376,286
                                                       =============       =============       =============       =============






                                                                             U.S. Government/        Cash
                                                        High-Yield Bond         AAA-Rated          Management
                                                            Series          Securities Series        Series              TOTAL
                                                         -------------       -------------       -------------       -------------
Investment income:
      Dividends and capital gains distributions          $   6,163,441       $   3,514,920       $   3,222,733       $ 368,587,959
                                                         -------------       -------------       -------------       -------------
          Total investment income                            6,163,441           3,514,920           3,222,733         368,587,959
                                                         -------------       -------------       -------------       -------------

Expenses:
      Mortality and expense risk charge                       (654,284)           (667,272)           (589,027)        (23,469,841)
      Distribution expense charge                              (85,173)            (86,854)            (76,722)         (3,052,430)
                                                         -------------       -------------       -------------       -------------
          Total expenses                                      (739,457)           (754,126)           (665,749)        (26,522,271)
                                                         -------------       -------------       -------------       -------------

Net investment income                                        5,423,984           2,760,794           2,556,984         342,065,688
                                                         -------------       -------------       -------------       -------------

Net realized losses from securities transactions:
          Proceeds from shares sold                         17,467,067          15,364,085          72,441,335         431,898,984
          Cost of shares sold                              (21,676,428)        (15,693,168)        (73,286,641)       (472,586,959)
                                                         -------------       -------------       -------------       -------------

Net realized losses from
      securities transactions                               (4,209,361)           (329,083)           (845,306)        (40,687,975)
                                                         -------------       -------------       -------------       -------------

Net unrealized appreciation (depreciation)
  of investments:
          Beginning of period                              (19,281,550)         (3,091,809)         (1,263,118)        (43,928,638)
          End of period                                    (15,980,438)         (2,329,005)         (1,973,643)       (530,536,142)
                                                         -------------       -------------       -------------       -------------

Change in net unrealized appreciation
      (depreciation) of investments                          3,301,112             762,804            (710,525)       (486,607,504)
                                                         -------------       -------------       -------------       -------------

Increase (decrease) in net assets
  from operations                                        $   4,515,735       $   3,194,515       $   1,001,153       $(185,229,791)
                                                         =============       =============       =============       =============



                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
         (Portion Relating to the AMERICAN PATHWAY II Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2001


                                                    Growth          International      Growth-Income      Asset Allocation
                                                    Series             Series              Series              Series
                                               ---------------     ---------------     ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income                    $   178,357,665     $    64,946,134     $    75,606,257     $    12,413,870
      Net realized losses from
          securities transactions                  (16,779,471)         (2,399,085)        (14,678,971)         (1,446,698)
      Change in net unrealized appreciation
          (depreciation) of investments           (336,536,398)        (89,648,584)        (53,185,027)        (10,590,886)
                                               ---------------     ---------------     ---------------     ---------------
      Increase (decrease) in net assets
        from operations                           (174,958,204)        (27,101,535)          7,742,259             376,286
                                               ---------------     ---------------     ---------------     ---------------
From capital transactions without
      enhanced death benefit:
          Net proceeds from units sold               7,715,307           1,829,831           6,602,289           1,254,112
          Cost of units redeemed                  (113,586,987)        (25,244,741)        (99,769,886)        (16,325,167)
          Net transfers                            (23,705,595)         (9,515,029)          7,216,581           1,475,713
                                               ---------------     ---------------     ---------------     ---------------
       Decrease in net assets from
         capital transactions                     (129,577,275)        (32,929,939)        (85,951,016)        (13,595,342)
                                               ---------------     ---------------     ---------------     ---------------

From capital transactions with
      enhanced death benefit:
          Net proceeds from units sold                  24,581              16,073              40,598                 835
          Cost of units redeemed                    (3,350,084)           (512,510)         (4,077,202)           (321,539)
          Net transfers                               (869,802)           (432,839)          1,027,831             312,123
                                               ---------------     ---------------     ---------------     ---------------
      Decrease in net assets from
        capital transactions                        (4,195,305)           (929,276)         (3,008,773)             (8,581)
                                               ---------------     ---------------     ---------------     ---------------
Total decrease in net assets from
      capital transactions                        (133,772,580)        (33,859,215)        (88,959,789)        (13,603,923)
                                               ---------------     ---------------     ---------------     ---------------

Increase (decrease) in net assets                 (308,730,784)        (60,960,750)        (81,217,530)        (13,227,637)
Net assets at beginning of period                1,040,285,422         207,105,440         793,648,862         111,331,657
                                               ---------------     ---------------     ---------------     ---------------
Net assets at end of period                    $   731,554,638     $   146,144,690     $   712,431,332     $    98,104,020
                                               ===============     ===============     ===============     ===============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Series without enhanced death benefit:
      Units sold                                        53,308              60,665              68,160              36,532
      Units redeemed                                  (803,503)           (862,601)         (1,034,976)           (476,843)
      Units transferred                               (195,439)           (336,030)             64,921              42,139
                                               ---------------     ---------------     ---------------     ---------------
Decrease in units outstanding                         (945,634)         (1,137,966)           (901,895)           (398,172)
Beginning units                                      6,324,341           6,275,900           7,974,201           3,163,168
                                               ---------------     ---------------     ---------------     ---------------
Ending units                                         5,378,707           5,137,934           7,072,306           2,764,996
                                               ===============     ===============     ===============     ===============
Series with enhanced death benefit:
      Units sold                                           168                 522                 419                  25
      Units redeemed                                   (23,483)            (17,742)            (42,683)             (9,295)
      Units transferred                                 (6,413)            (14,731)             10,320               9,359
                                               ---------------     ---------------     ---------------     ---------------
Increase (decrease) in units
  outstanding                                          (29,728)            (31,951)            (31,944)                 89
Beginning units                                        227,240             224,072             283,600              93,388
                                               ---------------     ---------------     ---------------     ---------------
Ending units                                           197,512             192,121             251,656              93,477
                                               ===============     ===============     ===============     ===============






                                                                      U.S. Government/         Cash
                                                   High-Yield Bond       AAA-Rated           Management
                                                       Series        Securities Series        Series                  TOTAL
                                                  ---------------     ---------------     ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income                       $     5,423,984     $     2,760,794     $     2,556,984     $   342,065,688
      Net realized losses from
          securities transactions                      (4,209,361)           (329,083)           (845,306)        (40,687,975)
      Change in net unrealized appreciation
          (depreciation) of investments                 3,301,112             762,804            (710,525)       (486,607,504)
                                                  ---------------     ---------------     ---------------     ---------------
      Increase (decrease) in net assets
        from operations                                 4,515,735           3,194,515           1,001,153        (185,229,791)
                                                  ---------------     ---------------     ---------------     ---------------
From capital transactions without
      enhanced death benefit:
          Net proceeds from units sold                    424,758           1,530,017             431,717          19,788,031
          Cost of units redeemed                       (9,676,265)         (9,643,036)        (21,511,996)       (295,758,078)
          Net transfers                                 2,158,178           5,605,418          13,172,009          (3,592,725)
                                                  ---------------     ---------------     ---------------     ---------------
       Decrease in net assets from
         capital transactions                          (7,093,329)         (2,507,601)         (7,908,270)       (279,562,772)
                                                  ---------------     ---------------     ---------------     ---------------

From capital transactions with
      enhanced death benefit:
          Net proceeds from units sold                      1,000                  12              12,935              96,034
          Cost of units redeemed                          (73,688)           (170,780)           (728,429)         (9,234,232)
          Net transfers                                   (10,467)             28,902             563,155             618,903
                                                  ---------------     ---------------     ---------------     ---------------
      Decrease in net assets from
        capital transactions                              (83,155)           (141,866)           (152,339)         (8,519,295)
                                                  ---------------     ---------------     ---------------     ---------------
Total decrease in net assets from
      capital transactions                             (7,176,484)         (2,649,467)         (8,060,609)       (288,082,067)
                                                  ---------------     ---------------     ---------------     ---------------

Increase (decrease) in net assets                      (2,660,749)            545,048          (7,059,456)       (473,311,858)
Net assets at beginning of period                      56,933,100          57,487,445          54,330,664       2,321,122,590
                                                  ---------------     ---------------     ---------------     ---------------
Net assets at end of period                       $    54,272,351     $    58,032,493     $    47,271,208     $ 1,847,810,732
                                                  ===============     ===============     ===============     ===============

ANALYSIS OF INCREASE (DECREASE)
      IN UNITS OUTSTANDING:
Series without enhanced death benefit:
      Units sold                                            8,803              56,246              20,475
      Units redeemed                                     (205,211)           (351,149)         (1,022,740)
      Units transferred                                    46,764             201,729             625,512
                                                  ---------------     ---------------     ---------------
Decrease in units outstanding                            (149,644)            (93,174)           (376,753)
Beginning units                                         1,257,504           2,115,636           2,576,143
                                                  ---------------     ---------------     ---------------
Ending units                                            1,107,860           2,022,462           2,199,390
                                                  ===============     ===============     ===============
Series with enhanced death benefit:
      Units sold                                               21                   1                 619
      Units redeemed                                       (1,604)             (6,210)            (34,706)
      Units transferred                                      (200)                963              26,810
                                                  ---------------     ---------------     ---------------
Increase (decrease) in units
  outstanding                                              (1,783)             (5,246)             (7,277)
Beginning units                                            27,507              53,447              42,078
                                                  ---------------     ---------------     ---------------
Ending units                                               25,724              48,201              34,801
                                                  ===============     ===============     ===============







                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
         (Portion Relating to the AMERICAN PATHWAY II Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2000




                                                   Growth          International        Growth-Income      Asset Allocation
                                                   Series              Series               Series             Series
                                               ---------------     ---------------     ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income                    $   247,351,454     $    22,195,125     $   195,474,797     $    17,359,896
      Net realized gains (losses) from
          securities transactions                   63,436,413          12,891,081           3,801,319             293,526
      Change in net unrealized appreciation
          (depreciation) of investments           (283,478,121)        (69,497,733)       (136,881,791)         (8,470,935)
                                               ---------------     ---------------     ---------------     ---------------
      Increase (decrease) in net assets
         from operations                            27,309,746         (34,411,527)         62,394,325           9,182,487
                                               ---------------     ---------------     ---------------     ---------------
From  capital transactions without enhanced
  death benefit:
          Net proceeds from units sold              10,638,399           2,829,066           8,489,689             882,462
          Cost of units redeemed                  (152,209,673)        (36,874,168)       (115,989,385)        (16,308,170)
          Net transfers                             14,550,745           3,528,605         (22,726,722)         (2,228,567)
                                               ---------------     ---------------     ---------------     ---------------
      Decrease in net assets from
        capital transactions                      (127,020,529)        (30,516,497)       (130,226,418)        (17,654,275)
                                               ---------------     ---------------     ---------------     ---------------

From capital transactions with enhanced
  death benefit:
          Net proceeds from units sold                 121,997               7,333              73,888               3,828
          Cost of units redeemed                    (4,824,328)         (2,068,199)         (3,489,355)           (377,440)
          Net transfers                              3,391,575             622,012            (219,413)           (146,423)
                                               ---------------     ---------------     ---------------     ---------------
      Decrease in net assets from
        capital transactions                        (1,310,756)         (1,438,854)         (3,634,880)           (520,035)
                                               ---------------     ---------------     ---------------     ---------------
Total decrease in net assets from
      capital transactions                        (128,331,285)        (31,955,351)       (133,861,298)        (18,174,310)
                                               ---------------     ---------------     ---------------     ---------------

Decrease in net assets                            (101,021,539)        (66,366,878)        (71,466,973)         (8,991,823)
Net assets at beginning of period                1,141,306,961         273,472,318         865,115,835         120,323,480
                                               ---------------     ---------------     ---------------     ---------------
Net assets at end of period                    $ 1,040,285,422     $   207,105,440     $   793,648,862     $   111,331,657
                                               ===============     ===============     ===============     ===============

ANALYSIS OF DECREASE
      IN UNITS OUTSTANDING:
Series without enhanced death benefit:
      Units sold                                        62,088              77,742              93,690              27,135
      Units redeemed                                  (888,998)         (1,011,654)         (1,288,834)           (505,508)
      Units transferred                                 76,270              76,673            (260,665)            (72,558)
                                               ---------------     ---------------     ---------------     ---------------
Decrease in units outstanding                         (750,640)           (857,239)         (1,455,809)           (550,931)
Beginning units                                      7,074,981           7,133,139           9,430,010           3,714,099
                                               ---------------     ---------------     ---------------     ---------------
Ending units                                         6,324,341           6,275,900           7,974,201           3,163,168
                                               ===============     ===============     ===============     ===============
Series with enhanced death benefit:
      Units sold                                           696                 189                 852                 117
      Units redeemed                                   (28,269)            (56,030)            (38,860)            (11,615)
      Units transferred                                 19,778              16,820              (2,691)             (5,096)
                                               ---------------     ---------------     ---------------     ---------------
Decrease in units outstanding                           (7,795)            (39,021)            (40,699)            (16,594)
Beginning units                                        235,035             263,093             324,299             109,982
                                               ---------------     ---------------     ---------------     ---------------
Ending units                                           227,240             224,072             283,600              93,388
                                               ===============     ===============     ===============     ===============


                                                                     U.S. Government/        Cash
                                                 High-Yield Bond        AAA-Rated          Management
                                                    Series          Securities Series        Series                 TOTAL
                                                 ---------------    -----------------    ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
      Net investment income                      $     7,351,692     $     3,523,828     $     2,694,745     $   495,951,537
      Net realized gains (losses) from
          securities transactions                     (4,603,699)         (1,121,607)            775,186          75,472,219
      Change in net unrealized appreciation
          (depreciation) of investments               (2,499,514)          3,250,690            (849,261)       (498,426,665)
                                                 ---------------     ---------------     ---------------     ---------------
      Increase (decrease) in net assets
         from operations                                 248,479           5,652,911           2,620,670          72,997,091
                                                 ---------------     ---------------     ---------------     ---------------
From  capital transactions without enhanced
  death benefit:
          Net proceeds from units sold                   434,224             624,009           1,138,135          25,035,984
          Cost of units redeemed                     (11,553,043)        (11,049,256)        (29,423,274)       (373,406,969)
          Net transfers                               (2,368,523)            587,510           7,034,239          (1,622,713)
                                                 ---------------     ---------------     ---------------     ---------------
      Decrease in net assets from
        capital transactions                         (13,487,342)         (9,837,737)        (21,250,900)       (349,993,698)
                                                 ---------------     ---------------     ---------------     ---------------

From capital transactions with enhanced
  death benefit:
          Net proceeds from units sold                       (31)              4,681              11,130             222,826
          Cost of units redeemed                        (375,478)           (278,916)           (690,563)        (12,104,279)
          Net transfers                                 (125,684)            189,847          (1,359,790)          2,352,124
                                                 ---------------     ---------------     ---------------     ---------------
      Decrease in net assets from
        capital transactions                            (501,193)            (84,388)         (2,039,223)         (9,529,329)
                                                 ---------------     ---------------     ---------------     ---------------
Total decrease in net assets from
      capital transactions                           (13,988,535)         (9,922,125)        (23,290,123)       (359,523,027)
                                                 ---------------     ---------------     ---------------     ---------------

Decrease in net assets                               (13,740,056)         (4,269,214)        (20,669,453)       (286,525,936)
Net assets at beginning of period                     70,673,156          61,756,659          75,000,117       2,607,648,526
                                                 ---------------     ---------------     ---------------     ---------------
Net assets at end of period                      $    56,933,100     $    57,487,445     $    54,330,664     $ 2,321,122,590
                                                 ===============     ===============     ===============     ===============

ANALYSIS OF DECREASE
      IN UNITS OUTSTANDING:
Series without enhanced death benefit:
      Units sold                                           9,783              25,468              56,250
      Units redeemed                                    (260,727)           (444,792)         (1,455,538)
      Units transferred                                  (52,433)             17,372             345,485
                                                 ---------------     ---------------     ---------------
Decrease in units outstanding                           (303,377)           (401,952)         (1,053,803)
Beginning units                                        1,560,881           2,517,588           3,629,946
                                                 ---------------     ---------------     ---------------
Ending units                                           1,257,504           2,115,636           2,576,143
                                                 ===============     ===============     ===============
Series with enhanced death benefit:
      Units sold                                               0                 192                 696
      Units redeemed                                      (8,544)            (11,280)            (34,279)
      Units transferred                                   (2,860)              7,698             (68,539)
                                                 ---------------     ---------------     ---------------
Decrease in units outstanding                            (11,404)             (3,390)           (102,122)
Beginning units                                           38,911              56,837             144,200
                                                 ---------------     ---------------     ---------------
Ending units                                              27,507              53,447              42,078
                                                 ===============     ===============     ===============



                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
         (PORTION RELATING TO THE AMERICAN PATHWAY II VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           Variable Separate Account (Portion Relating to the AMERICAN PATHWAY II Variable Annuity) of AIG SunAmerica Life Assurance Company (DBA Anchor National Life Insurance Company) (the "Separate Account") is a segregated investment account of AIG SunAmerica Life Assurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. However the Company is continuing to do business as Anchor National Life Insurance Company. It is currently anticipated that the Company will seek regulatory approval to change its name in each state in which it does business to AIG SunAmerica Life Assurance Company effective sometime in the first quarter of 2003. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

           The Separate Account contracts are sold through the Company's wholly owned or affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

           The Separate Account is composed of seven variable series (the "Variable Accounts"). Each of the Variable Accounts is invested solely in shares of a designated series of the Anchor Pathway Fund (the "Fund"). The Fund is a diversified, open-end, affiliated investment company, which retains an investment adviser to assist in the investment activities of the Fund. The contract holder may elect to have payments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. The financial statements include balances allocated by the contract holder to the seven Variable Accounts and do not include balances allocated to the General Account.

           The inception dates of the seven individual series are the following:
           May 9, 1990 for the International Series; May 5, 1989 for the Asset Allocation Series; November 19, 1985 for the U.S. Government/AAA-Rated Securities Series; February 8, 1984 for the Cash Management Series, the Growth Series, Growth-Income Series, and High-Yield Bond Series.

                            VARIABLE SEPARATE ACCOUNT
         (PORTION RELATING TO THE AMERICAN PATHWAY II VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           (continued)

           The investment objectives and policies of the seven series of the Fund are summarized below:

           The GROWTH SERIES seeks growth of capital. This portfolio invests primarily in common stocks or securities with common stock characteristics that demonstrate the potential for appreciation.

           The INTERNATIONAL SERIES seeks long-term growth of capital. This portfolio invests primarily in common stocks or securities with common stock characteristics of issuers that are domiciled outside the U.S., including those domiciled in developing countries.

           The GROWTH-INCOME SERIES seeks growth of capital and income. This portfolio invests primarily in common stocks or securities with common stock characteristics that demonstrate the potential for solid growth and dividends.

           The ASSET ALLOCATION SERIES seeks high total return (including income and capital gains) consistent with preservation of capital over the long term. This portfolio invests in a diversified portfolio of common stocks, bonds and money market instruments.

           The HIGH-YIELD BOND SERIES seeks a high level of current income with capital appreciation as a secondary objective. This portfolio invests primarily in intermediate and long-term corporate debt securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate securities, which are commonly known as "junk bonds."

           The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES seeks a high level of current income consistent with prudent investment risk and preservation of capital. This portfolio invests primarily in a combination of securities issued or guaranteed by the U.S. Government (i.e., backed by the full faith and credit of the U.S. government) and other debt securities rated in the highest rating category (or that are determined to be of comparable quality by the investment adviser).

           CASH MANAGEMENT SERIES seeks high current yield while preserving capital. This portfolio invests primarily in high quality money market instruments.

           Purchases and sales of shares of the series of the Fund are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares

                            VARIABLE SEPARATE ACCOUNT
         (PORTION RELATING TO THE AMERICAN PATHWAY II VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           (continued)

           are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Fund are recognized at the date of sale and are determined on an average cost basis.

           Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

           The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.


2.         CHARGES AND DEDUCTIONS

           Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

           WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount equals 10% of the total of purchase payments made more than one year prior to the date of withdrawal. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge of 5% is imposed on the excess for the first five contract years and paid to the Company


           The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated to purchase payments on a first-in, first-out basis so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge will apply.

           CONTRACT ADMINISTRATION CHARGE: An annual contract administration charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract administration charge will be assessed on each anniversary of the issue date of the contract prior to the date when annuity payments begin. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender.

                            VARIABLE SEPARATE ACCOUNT
         (PORTION RELATING TO THE AMERICAN PATHWAY II VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


2.        CHARGES AND DEDUCTIONS (continued)




           TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

           PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct premium taxes when incurred or upon the payment of the death benefit.

           MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.15% of the net asset value of each series, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

           The Enhanced Death benefit if elected may increase the death benefit amount. Choice of this benefit results in a 0.10% increase in the Mortality and Expense Risk Charge. The two accumulation unit values for each Variable Account are computed daily based on the total net assets applicable to policies with and without the enhanced benefit, respectively.

           DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each series, computed on a daily basis. The distribution expense charge is designed to compensate the Company for assuming a distribution expense risk due to the guarantee that the contingent deferred sales charge stated in the Contract will not be increased.

           SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                            VARIABLE SEPARATE ACCOUNT
         (PORTION RELATING TO THE AMERICAN PATHWAY II VARIABLE ANNUITY)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


3.         INVESTMENT IN ANCHOR PATHWAY FUND


           The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2001 consist of the following:

                                  Cost of Shares        Proceeds from
Variable Accounts                   Acquired             Shares Sold
-----------------                 --------------        -------------
Growth Series                     $210,398,287         $165,813,202
International Series                70,674,807           39,587,888
Growth-Income Series                89,634,247          102,987,779
Asset Allocation Series             17,047,575           18,237,628
High-Yield Bond Series              15,714,567           17,467,067
U.S. Government/AAA-Rated
    Securities Series               15,475,413           15,364,085
Cash Management Series              66,937,710           72,441,335


4.         FEDERAL INCOME TAXES

           The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

                            VARIABLE SEPARATE ACCOUNT
         (Portion Relating to the AMERICAN PATHWAY II Variable Annuity)
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


5.         UNIT VALUES

           A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and net investment income ratios for the year ended December 31, 2001, follows:

                                                                            Ratio of            Ratio of
                                            Net Assets                     expenses to         investment            Total
                            ----------------------------------------     average net assets      income to            Return
                                Unit Value                                    Lowest             average           Lowest to
            Units           Lowest to Highest ($)     Total Value ($)      to Highest (1)      net assets (3)      Highest (4)
            -----           ---------------------     ---------------    ------------------    --------------      -----------
 Growth Series
               5,576,219     130.67 to 131.21          731,554,638         1.30% to 1.40%           0.69%     -17.46% to -17.37%

 International Series
               5,330,055       27.31 to 27.42          146,144,690         1.30% to 1.40%           1.66%      -14.03% to -13.94%

 Growth-Income Series
               7,323,962       96.88 to 97.29          712,431,332         1.30% to 1.40%           2.51%          1.11% to 1.22%

 Asset Allocation Series
               2,858,473       34.18 to 34.33           98,104,020         1.30% to 1.40%           3.94%          0.30% to 0.40%

 High-Yield Bond Series
               1,133,584       47.68 to 47.88           54,272,351         1.30% to 1.40%          10.85%         7.96% to 8.06%

 U.S. Government/AAA-Rated
   Securities Series
               2,070,663       27.91 to 28.03           58,032,493         1.30% to 1.40%           6.04%         5.64% to 5.75%

 Cash Management Series
               2,234,191       21.08 to 21.16           47,271,208         1.30% to 1.40%           6.27%       -0.32% to -0.16% (2)

(1) Represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values and exclude the expenses of the underlying funds and charges made directly to contract holder accounts through the redemption of units. Ratios are annualized for periods less than one year.

(2) Represents the annualized effective yield for the 7 day period ended December 31, 2001.

(3) Represents the dividends, excluding distributions of capital gains, received by the individual variable accounts from the underlying funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in a direct reduction in the unit values. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying funds in which the variable accounts invest. Ratios are annualized for periods less than one year.

(4) Represents the total return for the period indicated, including changes in the underlying funds, and reflects deductions for all items included in the expense ratio. Total return does not include any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date of a particular investment option in the variable account through the end of the reporting period.

                          PART C -- OTHER INFORMATION


Item 24. Financial Statements and Exhibits

(a)     Financial Statements

        The following financial statements are included in Part B of the Registration Statement:

               The audited consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) at December 31, 2001 and 2000, for the years ended December 31, 2001, 2000 and 1999 and the audited financial statements of Variable Separate Account (Portion Relating to the American Pathway II Variable Annuity) at December 31, 2001 and for the years ended December 31, 2001 and 2000.

(b)     Exhibits

(1)            Resolutions Establishing Separate Account                    ***
(2)            Custody Agreements                                           **
(3)            (a)  Distribution Contract                                   ***
               (b)  Selling Agreement                                       ***
(4)            Variable Annuity Contract                                    ***
(5)            Application for Contract                                     ***
(6)            Depositor -- Corporate Documents
               (a)  Amended and Restated Articles of Incorporation          *
               (b)  Amended and Restated By-Laws                            *
(7)            Reinsurance Contract                                         **
(8)            Fund Participation Agreement                                 ***
(9)            Opinion of Counsel                                           ***
               Consent of Counsel                                           ***
(10)           Consent of Independent Accountants                           *
(11)           Financial Statements Omitted from Item 23                    **
(12)           Initial Capitalization Agreement                             **
(13)           Performance Computations                                     **
(14)           Diagram and Listing of All Persons Directly
               or Indirectly Controlled By or Under Common
               Control with Anchor National Life Insurance
               Company, the Depositor of Registrant                         *
(15)           Powers of Attorney                                           ****
(27)           Financial Data Schedules                                     **

*       Filed Herewith

**      Not Applicable

*** Filed on January 27, 1998, Post-Effective Amendments 27 and 20 to this Registration Statement

**** Filed on January 27, 1997, Post-Effective Amendments 26 and 19 to this Registration Statement

Item 25. Directors and Officers of the Depositor

        The officers and directors of Anchor National are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                                                 POSITION
----                                                 --------
Jay S. Wintrob                           President, Chief Executive Officer
                                         and Director
James R. Belardi                         Senior Vice President and Director
Marc H. Gamsin                           Senior Vice President and Director
N. Scott Gillis                          Senior Vice President and Director
Jana W. Greer                            Senior Vice President and Director
Gregory M. Outcalt                       Senior Vice President
Edwin R. Raquel                          Senior Vice President and Chief Actuary
Mark A. Zaeske                           Treasurer
Christine A. Nixon                       Vice President and Secretary
J. Franklin Grey                         Vice President
Maurice S. Hebert                        Vice President and Controller
Edward P. Nolan*                         Vice President
Steward R. Polakov                       Vice President
Scott H. Richland                        Vice President
Lawrence M. Goldman                      Vice President and Assistant Secretary
Ron H. Tani                              Vice President
Virginia N. Puzon                        Assistant Secretary

----------

*  88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525.

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

        The Registrant is a separate account of Anchor National (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 of this Registration Statement, which is filed herein. As of January 4, 1999, Anchor National became an indirect wholly-owned subsidiary of America International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787 filed April 1, 2002.

Item 27. Number of Contract Owners

        As of March 1, 2002, the number of Contracts funded by the Variable Separate Account was 27,119, of which 13,566 were owners of Qualified Contracts and 13,553 were owners of Non-Qualified Contracts.

Item 28. Indemnification

        None.

Item 29. Principal Underwriter

        SunAmerica Capital Services, Inc. serves as distributor to the Registrant.

        SunAmerica Capital Services, Inc. also acts as the principal underwriter to the following:

               -    Presidential Variable Account One
               -    FS Variable Separate Account
               -    Variable Annuity Account One
               -    FS Variable Annuity Account One
               -    Variable Annuity Account Four
               -    Variable Annuity Account Five
               -    Variable Annuity Account Seven
               -    SunAmerica Income Funds
               -    SunAmerica Equity Funds

               -    SunAmerica Money Market Funds, Inc.
               -    Style Select Series, Inc.
               -    SunAmerica Strategic Investment Series, Inc.

        Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.

        NAME                               POSITION WITH DISTRIBUTOR
        ----                               -------------------------
        J. Steven Neamtz              President, Chief Executive Officer and
                                      Director
        Robert M. Zakem               Executive Vice President, General Counsel,
                                      Assistant Secretary and Director
        Peter A. Harbeck              Director
        Debbie Potash-Turner          Chief Financial Officer and Controller
        James Nichols                 Vice President
        Christine A. Nixon            Secretary
        Lawrence M. Goldman           Assistant Secretary
        Virginia N. Puzon             Assistant Secretary

                      Net Distribution   Compensation on
                      Discounts and      Redemption or      Brokerage
Name of Distributor   Commissions        Annuitization      Commissions        Compensation*
SunAmerica Capital    None               None               None               None
Services, Inc.

        *      Distribution fee is paid by Anchor National.

Item 30. Location of Accounts and Records

        Anchor National, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

Item 31. Management Services

        Not Applicable.

Item 32. Undertakings

        Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33. Representation

a) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

        1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

        2. Include appropriate disclosures regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

        3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

        4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of
               (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

b) REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: The Company and Registrant represent that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 24th day of April, 2002.

                                  VARIABLE SEPARATE ACCOUNT
                                         (Registrant)

                                  By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                         (Depositor)



                                  By: /s/ Jay S. Wintrob
                                      ------------------------------------------
                                         Jay S. Wintrob
                                         President

                                  By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                      (Depositor, on behalf of itself and
                                      Registrant)



                                  By: /s/ Jay S. Wintrob
                                      ------------------------------------------
                                         Jay S. Wintrob
                                         President

        As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.

SIGNATURE                         TITLE                           DATE

/s/ JAY S. WINTROB                Chief Executive Officer,        April 24, 2002
------------------------------    President and Director
Jay S. Wintrob                    (Principal Executive Officer)

MARC H. GAMSIN*                   Senior Vice President and       April 24, 2002
------------------------------    Director
Marc H. Gamsin

N. SCOTT GILLIS*                  Senior Vice President and       April 24, 2002
------------------------------    Director (Principal Financial
N. Scott Gillis                   Officer)

JAMES R. BELARDI*                 Senior Vice President and       April 24, 2002
------------------------------    Director
James R. Belardi

JANA W. GREER*                    Senior Vice President and       April 24, 2002
------------------------------    Director
Jana W. Greer

MAURICE S. HEBERT*                Vice President and Controller   April 24, 2002
------------------------------    (Principal Accounting Officer)
Maurice S. Hebert

* By: /s/ CHRISTINE A. NIXON      Attorney-in-Fact                April 24, 2002
     -------------------------
        Christine A. Nixon

Date:   April 24, 2002

                                  EXHIBIT INDEX


EXHIBIT              DESCRIPTION
-------              -----------
6(a)           Amended and Restated Articles of Incorporation
6(b)           Amended and Restated Bylaws of Anchor National Life Insurance
               Company
(10)           Consent of Independent Accountants
(14)           Diagram and Listing of All Persons Directly or Indirectly
               Controlled By or Under Common Control with Anchor National Life
               Insurance Company, the Depositor of Registrant